NUVEEN Exchange-Traded Funds


April 30, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NQI
Insured Quality

NIO
Insured Opportunity

NIF
Premier Insured Income

NPX
Insured Premium Income 2

Photo of: People walking on beach.

Highlights
As of April 30, 1999

   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NQI's Performance Overview
 7 NIO's Performance Overview
 8 NIF's Performance Overview
 9 NPX's Performance Overview
10 Portfolio of Investments
37 Statement of Net Assets
38 Statement of Operations
39 Statement of Changes in Net Assets
41 Notes to Financial Statements
46 Financial Highlights
48 Building a Better Portfolio
49 Fund Information


Credit Quality                     Performance Highlights

Nuveen Insured Quality Municipal Fund, Inc. (NQI)

                                   o Taxable-equivalent yield of 8.38% *
                                   o Outperformed the total return of its Lipper
                                     Peer Group and paralleled the total return of the Lehman Brothers Insured Municipal Bond Index **

Pie Chart:
Insured                       78%
Insured and U.S. Guaranteed   20%
U.S. Guaranteed                2%

Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)


                                   o Taxable-equivalent yield of 8.45% *
                                   o Stable tax-free dividend for 12 months

Pie Chart:
Insured                       69%
Insured and U.S. Guaranteed   30%
U.S. Guaranteed                1%

Nuveen Premier Insured Municipal Income Fund, Inc.(NIF)

                                   o Taxable-equivalent yield of 8.16% *
                                   o Paralleled the total return performance of
                                     its Lipper Peer Group **

Pie Chart:
Insured                       65%
Insured and U.S. Guaranteed   20%
U.S. Guaranteed               15%


Nuveen Insured Premium Income Municipal Fund 2 (NPX)

                                   o Taxable-equivalent yield of 8.01% *
                                   o Outperformed the total return of its Lipper
                                     Peer Group and the Lehman Brothers Insured
                                     Municipal Bond Index **

Pie Chart:
Insured                       86%
Insured and U.S. Guaranteed   14%

* For investors in the 31% federal income tax bracket. See your Fund's Performance Overview for more information.

** The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

     The Lehman Brothers Insured Municipal Bond Index is an unleveraged index covering a broad range of insured municipal bonds. The result for the index does not reflect any initial or ongoing expenses.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I would like to take this opportunity to discuss the performance of your Nuveen Exchange-Traded Fund over the past six months. Over this period, your Fund continued to provide a stable, tax-free dividend while seeking to enhance its after-tax total return. Capital preservation also remained an integral part of the portfolio manager's strategies. The combination of these factors demonstrates that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

The Year in Review
The past 6 to 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident American consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. This confidence is reflected in the most recent Consumer Confidence Index report issued by the Conference Board, which showed a record-setting seventh consecutive month of gains in May. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to recover.

Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, which was propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable. As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its contin ued support of the market without changing interest rates or fundamentally altering the economy. In the months ahead, we will continue to watch for indications from theFed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.

Municipal Bonds:
An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various invest-ment options, generally offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

The high ratio of tax-exempt municipal yields to Treasury yields shel tered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, Treasury bond prices fell as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year.

Line chart of: The Bond Buyer Revenue Bond Index

As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S. Treasuries to drop in price.

At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the munic ipal bonds that were brought to market, as demand - especially from individual investorsremained relatively strong.

The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the Funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen Funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read it carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us, and we look forward to meeting your investment needs well into the next century.

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 15, 1999

Sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

Nuveen Exchange-Traded Funds
Portfolio Manager's Comments

Portfolio manager Steve Krupa discusses the municipal market environment, fund performance, and the outlook for the Nuveen national insured exchange-traded funds. Steve, who has served as portfolio manager for Insured Quality and Insured Opportunity since their inceptions, assumed management responsibilities for the Premier Insured Income Fund and the Insured Premium Income Fund 2 on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Steve is a 20-year veteran of Nuveen with more than 20 years of investment experience.

What factors have influenced the municipal market during the past 12 months? Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national government is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). Over the past year, the municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.

The other major story in the municipal market over the past 12 months was 1998 calendar year's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first four months of 1999, however, there was a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a continuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

How did the Funds perform over the past year?
For the 12 months ended April 30, 1999, the Funds produced total returns on net asset value (NAV) ranging from 6.60% to 7.71%, providing taxable-equivalent total returns of 9.39% to 10.17%, as shown in the accompanying table. For comparison purposes, the total return on the Funds' benchmark - the Lehman Brothers Insured Municipal Bond Index - and the average for the Lipper Insured Leveraged Municipal Debt category are also provided.

                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
------------------------------------------------------
NQI
Total Return on NAV        7.13%            9.86%
Lehman Total Return(1)     7.22%            N/A
Lipper Average(2)          7.09%            N/A
Market Yield               5.78%            8.38%
------------------------------------------------------
NIO
Total Return on NAV        6.60%            9.39%
Lehman Total Return(1)     7.22%            N/A
Lipper Average(2)          7.09%            N/A
Market Yield               5.83%            8.45%
------------------------------------------------------
NIF
Total Return on NAV        6.94%            9.60%
Lehman Total Return(1)     7.22%            N/A
Lipper Average(2)          7.09%            N/A
Market Yield               5.63%            8.16%
------------------------------------------------------
NPX
Total Return on NAV        7.71%           10.17%
Lehman Total Return(1)     7.22%            N/A
Lipper Average(2)          7.09%            N/A
Market Yield               5.53%            8.01%
------------------------------------------------------

1 The Funds are compared with the Lehman Brothers Insured Municipal Bond Index, an unleveraged index covering a broad range of insured municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

2 The Lipper Peer Group return represents the average annualized return of funds in the Lipper Insured Leveraged Municipal Debt category. This return assumes reinvestment of divi dends and does not reflect any applicable sales charges.

3    Based on the 31% federal income tax rate.

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 23 basis points, an indication of a relatively stable interest rate climate. In this environment, the Funds' durations (the measure of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining their returns relative to the market, as measured by the Lehman insured index. NPX, which had the longest leverage-adjusted duration (10.52) among these funds as of April 30, 1999, also had the best performance over the past 12 months. In comparison, the duration of the unleveraged Lehman index was
8.42. Factors such as sector weightings and levels of call protection also had an impact on the performance of each Fund.

How were the Funds' dividends and share prices affected?
Good call protection helped support the dividends of NQI, NIO, and NPX and shield the income of these Funds from erosion. As of April 30, 1999, NPX had provided 30 consecutive months of steady or increasing income, while NQI and NIO had each provided shareholders with steady dividends for 12 straight months. During the past year, lower interest rates led to an increased number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to a reduction in the income level of NIF and necessitated a dividend cut in July 1998. Current market conditions indicate that NIF's dividend should remain sustainable at its present level for the foreseeable future. All of the Funds have continued to provide attractive market yields.

As interest rates declined, active demand for the national insured exchange-traded funds resulted in solid share price performance. At the same time, gains in the Funds' NAVs reflected gains in the overall bond market. As a result of these factors, NIO saw its premium (share price over NAV) widen over the past year, while the discount (share price below NAV) on NPX narrowed, and both NQI and NIF moved from discounts to premiums.


                           4/30/98         4/30/99
------------------------------------------------------

NQI
Share Price ($)             15.4375         15.875
NAV$                        15.60           15.65
Premium/Discount to Nav(4)  -1.04%           1.44%

                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
------------------------------------------------------
Total Return on Share Price  9.81%         12.56%
------------------------------------------------------
NIO
Share Price ($)            15.9375         16.25
NAV$                       15.68           15.71
Premium/Discount to Nav(4)  1.64%           3.44%

                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
------------------------------------------------------
Total Return on Share Price 8.31%          11.06%
------------------------------------------------------
NIF
Share Price ($)            15.625          16.00
NAV$                       15.74           15.87
Premium/Discount to Nav(4) -0.73%           0.82%

                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
------------------------------------------------------
Total Return on Share Price 8.55%          11.22%
------------------------------------------------------

NPX
Share Price ($)            12.625          13.125
NAV$                       13.61           13.92
Premium/Discount to Nav(4) -7.24%          -5.71%

                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
------------------------------------------------------
Total Return on Share Price 9.72%          12.37%
------------------------------------------------------


For additional information, see the individual Performance Overview for your fund in this report.

What key strategies were used to manage the Funds during the past year?
Over the past year, the Funds offered the benefit of insulation from the volatility experienced by other markets, enhanced by dependable tax-free income. The focus of our management strategies for these Funds contin ued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation.


3    Based on the 31% federal income tax rate.

4 A fund's premium or discount represents the difference between the fund's share price and its NAV.

During the 12 months ended April 1999, several sectors offered opportunities to add value and enhance the Funds' call protection and portfolio structure. These included the utilities sector, where deregulation and abundant new supply - boosted by the record-setting $7 billion Long Island Power Authority offering - provided increased opportunities to find the types of bonds that can help us achieve our goals for these Funds. We also found opportunities in bonds issued by the healthcare sector, specifically hospitals, which continue to undergo pressure from health management systems and the federal government. In transportation, the ongoing demand for larger facilities resulted in a good supply of airport bonds, including those issued by O'Hare International and Midway airports in Chicago. The continued growth of this industry makes airport bonds one of our favorite groups. As interest rates trended lower during the fourth quarter of 1998, several issuers took the opportunity to advance refund bonds, and all of these Funds benefited from the price appreciation that resulted from this event.

In the area of call protection, NQI and NIO continue to offer good levels of protection over the next two years, as less than 9% of each portfolio is subject to calls before 2001. With virtually no scheduled bond calls until 2002, both NIF and NPX currently offer outstanding call protection, which should provide additional stability for their dividends over this period. Beginning in 2002, however, these Funds will enter the normal part of the bond cycle in which bond calls are more likely to occur. To minimize the impact of future bond calls, we are already at work on strategies for managing through the upcoming period. One such strategy involves selling callable bonds before their scheduled call dates and reinvesting the proceeds at the long end of the yield curve to take advantage of current yields. Nuveen's excellent surveillance and research help us properly evaluate each issue so that we can find and maximize selling and reinvestment opportunities. These buy/sell deci sions can benefit the Funds by adding asset value and increasing the potential for earning income.

What is Nuveen's outlook for the Funds' future?
Looking ahead for the Nuveen national insured funds, our focus will continue to be on supporting the income streams of these Funds. Our strategies will include repositioning assets by investing in bonds found on the long end of the yield curve to move the Funds' durations to a more market-neutral position and boost both income and total return potential. We will also continue to reinvest any bond call proceeds in the most advantageous manner possible. The success ful execution of these strategies demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

Nuveen Insured Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NQI


Portfolio Statistics

Inception Date                               12/90
--------------------------------------------------
Share Price                                $15 7/8
--------------------------------------------------
Net Asset Value                             $15.65
--------------------------------------------------
Market Yield                                 5.78%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.38%
--------------------------------------------------
Fund Net Assets ($000)                    $851,297
--------------------------------------------------
Effective Maturity (Years)                   19.69
--------------------------------------------------
Leverage-Adjusted Duration                    8.75
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.81%         7.13%
--------------------------------------------------
5-Year                         9.02%         7.67%
--------------------------------------------------
Since Inception                7.65%         8.37%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.56%         9.86%
--------------------------------------------------
5-Year                        12.05%        10.64%
--------------------------------------------------
Since Inception               10.68%        11.42%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                22%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.1261 and $0.0001, respectively, per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98                    0.0765
6/98                    0.0765
7/98                    0.0765
8/98                    0.0765
9/98                    0.0765
10/98                   0.0765
11/98                   0.0765
12/98                   0.0765
1/99                    0.0765
2/99                    0.0765
3/99                    0.0765
4/99                    0.0765

Line Chart:
Share Price Performance
5/1/98                  15.313
                        15.25
                        15.375
                        15.625
                        15.813
                        16
                        15.75
                        15.563
                        15.813
                        15.938
                        15.813
                        16
                        15.875
                        15.688
                        15.625
                        15.688
                        15.688
                        15.625
                        15.375
                        15.438
                        15.5
                        15.875
                        15.875
                        16.125
                        15.63
                        15.63
                        15.75
                        15.94
                        15.94
                        16.38
                        16.13
                        15.94
                        16.06
                        16
                        15.69
                        15.5
                        15.44
                        15.63
                        15.56
                        15.75
                        15.75
                        16
                        15.94
                        16
                        16
                        16
                        15.81
                        15.88
4/30/99                 15.88

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance Overview
As of April 30, 1999

NIO

Portfolio Statistics

Inception Date                                9/91
--------------------------------------------------
Share Price                                $16 1/4
--------------------------------------------------
Net Asset Value                             $15.71
--------------------------------------------------
Market Yield                                 5.83%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.45%
--------------------------------------------------
Fund Net Assets ($000)                  $1,951,736
--------------------------------------------------
Effective Maturity (Years)                   17.94
--------------------------------------------------
Leverage-Adjusted Duration                    8.63
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.31%         6.60%
--------------------------------------------------
5-Year                         9.83%         8.02%
--------------------------------------------------
Since Inception                7.76%         8.15%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        11.06%         9.39%
--------------------------------------------------
5-Year                        12.89%        11.02%
--------------------------------------------------
Since Inception               10.75%        11.11%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                31%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0405 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98                    0.079
6/98                    0.079
7/98                    0.079
8/98                    0.079
9/98                    0.079
10/98                   0.079
11/98                   0.079
12/98                   0.079
1/99                    0.079
2/99                    0.079
3/99                    0.079
4/99                    0.079

Line Chart:
Share Price Performance
5/1/98                  15.813
                        15.563
                        15.688
                        15.813
                        16.063
                        16.125
                        16.063
                        16.063
                        16.125
                        16.313
                        16.188
                        15.938
                        15.938
                        16
                        16
                        16.188
                        16.125
                        16.125
                        16.063
                        16.063
                        16.125
                        16.563
                        16.625
                        16.875
                        16.56
                        16.63
                        16.75
                        16.94
                        16.75
                        16.88
                        16.75
                        16.63
                        16.5
                        16.38
                        16.38
                        16.25
                        16.38
                        16.75
                        16.63
                        16.5
                        16.44
                        16.56
                        16.63
                        16.5
                        16.5
                        16.5
                        16.06
                        16.13
4/30/99                 16.25
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance Overview
As of April 30, 1999

NIF

Portfolio Statistics
Inception Date                               12/91
--------------------------------------------------
Share Price                                    $16
--------------------------------------------------
Net Asset Value                             $15.87
--------------------------------------------------
Market Yield                                 5.63%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.16%
--------------------------------------------------
Fund Net Assets ($000)                    $445,649
--------------------------------------------------
Effective Maturity (Years)                   17.22
--------------------------------------------------
Leverage-Adjusted Duration                    9.42
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         8.55%         6.94%
--------------------------------------------------
5-Year                         9.15%         7.87%
--------------------------------------------------
Since Inception                7.23%         7.93%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.22%         9.60%
--------------------------------------------------
5-Year                        12.12%        10.71%
--------------------------------------------------
Since Inception               10.10%        10.74%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                35%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Housing/Multifamily                             5%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0402 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98                    0.078
6/98                    0.078
7/98                    0.075
8/98                    0.075
9/98                    0.075
10/98                   0.075
11/98                   0.075
12/98                   0.075
1/99                    0.075
2/99                    0.075
3/99                    0.075
4/99                    0.075

Line Chart:
Share Price Performance
5/1/98                  15.813
                        15.875
                        15.688
                        15.75
                        15.938
                        16.063
                        15.875
                        15.875
                        16.125
                        16.063
                        15.875
                        15.75
                        15.688
                        15.75
                        15.813
                        15.938
                        15.938
                        15.938
                        15.938
                        16.063
                        16
                        16.688
                        16.5
                        16.5
                        16.69
                        16.88
                        16.69
                        16.5
                        16.44
                        16.5
                        16.44
                        16.44
                        16.44
                        16.31
                        16.06
                        16.06
                        16.19
                        16.44
                        16.5
                        16.5
                        16.44
                        16.44
                        16.19
                        16.06
                        16.06
                        16.13
                        15.63
                        15.75
4/30/99                 16

Nuveen Insured Premium Income Municipal Fund 2
Performance Overview
As of April 30, 1999

NPX

Portfolio Statistics

Inception Date                                7/93
--------------------------------------------------
Share Price                                $13 1/8
--------------------------------------------------
Net Asset Value                             $13.92
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.01%
--------------------------------------------------
Fund Net Assets ($000)                    $787,424
--------------------------------------------------
Effective Maturity (Years)                   17.40
--------------------------------------------------
Leverage-Adjusted Duration                   10.52
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.72%         7.71%
--------------------------------------------------
5-Year                         9.89%         8.89%
--------------------------------------------------
Since Inception                3.65%         5.45%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.37%        10.17%
--------------------------------------------------
5-Year                        12.87%        11.57%
--------------------------------------------------
Since Inception                6.40%         8.00%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      23%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
5/98                    0.0605
6/98                    0.0605
7/98                    0.0605
8/98                    0.0605
9/98                    0.0605
10/98                   0.0605
11/98                   0.0605
12/98                   0.0605
1/99                    0.0605
2/99                    0.0605
3/99                    0.0605
4/99                    0.0605

Line Chart:
Share Price Performance
5/1/98                  12.688
                        12.625
                        12.688
                        12.813
                        13
                        12.938
                        13.063
                        12.875
                        12.813
                        13.063
                        12.938
                        12.875
                        13
                        13.125
                        12.875
                        12.938
                        13.063
                        12.938
                        13.063
                        13.188
                        13.313
                        13.563
                        13.563
                        13.625
                        13.75
                        13.69
                        13.69
                        13.69
                        13.94
                        13.81
                        13.94
                        13.88
                        13.81
                        13.69
                        13.38
                        13.25
                        13.5
                        13.25
                        13.31
                        13.31
                        13.44
                        13.56
                        13.44
                        13.38
                        13.69
                        13.38
                        13.13
                        13.13
4/30/99                 13.13
Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                            April 30, 1999
                            (Unaudited)
   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 3.1%

$   8,500,000   The Special Care Facilities Financing Authority of the City of      7/99 at 100           AAA        $     8,528,560
                 Birmingham-Medical Center East, Health Care Facility Revenue
                 Refunding Bonds, Series 1986, 7.250%, 7/01/15

   12,250,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement        2/09 at 101           AAA             11,984,543
                 Warrants, Series 1999-A, 5.125%, 2/01/39

                University of South Alabama, Tuition Revenue Bonds, Series 1999:
    7,545,000     0.000%, 11/15/17                                                 No Opt. Call           AAA              2,928,441
    7,545,000     0.000%, 11/15/18                                                 No Opt. Call           AAA              2,756,339


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.6%

    5,000,000   Municipality of Anchorage, Alaska, Senior Lien Refunding Electric   6/99 at 102           AAA              5,115,100
                 Revenue Bonds, Series 1989, 7.125%, 6/01/06


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.2%

    5,000,000   City of Phoenix (Arizona), Civic Improvement Corporation,           7/03 at 102           AAA              5,538,750
                 Wastewater System Lease Revenue Bonds, Series 1993,  6.125%, 7/01/23
                 (Pre-refunded to 7/01/03)

   10,000,000   Industrial Development Authority of The County of Pima (Arizona),   7/01 at 102           AAA             10,772,800
                 Health Care System Revenue Bonds, Carondelet Health Services, Inc.,
                 St. Joseph's and St. Mary's Hospitals and Health Centers Issue,
                 Series 1991,  6.750%, 7/01/16

                Business Development Finance Corporation, Tucson (Arizona),
                Local Development Lease Revenue Refunding Bonds, Series 1992:
    3,020,000     6.250%, 7/01/08 (Pre-refunded to 7/01/02)                         7/02 at 102           AAA              3,307,142
    6,980,000     6.250%, 7/01/08                                                   7/02 at 102           AAA              7,605,199

   15,250,000   City of Tucson (Arizona), Water System Revenue Bonds, Series 1991,  7/01 at 102           AAA             16,644,613
                7.100%, 7/01/18 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 2.3%

    9,450,000   Arkansas Development Finance Authority, Single Family Mortgage      7/05 at 102           AAA             10,175,949
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.700%, 7/01/27 (Alternative Minimum Tax)

                Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                Series 1991 (Arkansas Power and Light Company Project):
    6,400,000     8.000%, 1/01/21 (Alternative Minimum Tax)                         1/01 at 102          BBB+              6,828,288
    2,250,000     8.000%, 1/01/21 (Alternative Minimum Tax)                         1/01 at 102           AAA              2,435,310


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.3%

    9,650,000   Certificates of Participation (1991 Financing Project),             9/06 at 102           AAA             10,585,857
                 County of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

   12,695,000   Antioch Area Public Facilities Financing Agency, Community          8/02 at 102           AAA             12,670,626
                 Facilities District No. 1989-1, Series 1993 Special Tax Bonds,
                 5.000%, 8/01/18

    8,500,000   California Health Facilities Financing Authority, Insured           8/08 at 101           AAA              8,280,190
                 Revenue Bonds (Sutter Health), Series 1998A, 5.000%, 8/15/37

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                1997 Series E:
    3,000,000     5.650%, 8/01/17 (Alternative Minimum Tax)                         8/07 at 102           AAA              3,125,340
   14,075,000     5.750%, 2/01/29 (Alternative Minimum Tax)                         8/07 at 102           AAA             14,694,300

    5,500,000   California Statewide Communities Development Authority,             7/04 at 102           AAA              6,085,255
                 Certificates of Participation, The Slake Institute for
                 Biological Studies, San Diego, California, 6.200%, 7/01/24

    5,000,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,       8/06 at 102           AAA              5,452,000
                 1996 Series B (Landfill Improvement Financing Project),
                 6.000%, 8/01/16 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$  11,270,000   Los Angeles County Metropolitan Transportation Authority,           7/03 at 100           AAA        $    11,098,471
                 California, Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21

    6,910,000   Ontario Redevelopment Financing Authority, San Bernardino County,   8/03 at 102           AAA              7,553,805
                 California, 1993 Revenue Bonds (Ontario Redevelopment Project No. 1),
                 5.850%, 8/01/22

    8,500,000   Airports Commission, City and County of San Francisco,              5/05 at 101           AAA              9,337,590
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11 (Noise Insulation Program),
                 6.250%, 5/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 6.6%

    1,060,000   Adams County, Colorado, Single Family Revenue Refunding Bonds,      6/01 at 103           AAA              1,133,744
                 1991 Series A-2, 8.700%, 6/01/12

    5,630,000   E-470 Public Highway Authority, Arapaho County, Colorado, Capital   8/05 at 103           AAA              6,265,683
                 Improvement Trust Fund Highway Revenue Bonds (E-470 Project),
                 Vehicle Registration Fee Bonds, 6.150%, 8/31/26

                Colorado Health Facilities Authority, Insured Hospital Revenue
                Bonds (PSL Healthcare System Project), Series 1991A:
    5,000,000     7.250%, 2/15/16 (Pre-refunded to 2/15/01)                         2/01 at 102           AAA              5,408,250
    4,500,000     6.250%, 2/15/21 (Pre-refunded to 2/15/01)                         2/01 at 102           AAA              4,791,690

    6,500,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1998    6/08 at 101           AAA              6,354,790
                 (Sisters of Charity of Leavenworth Health Services Corporation),
                 5.000%, 12/01/25

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1998B:
   20,250,000     5.000%, 11/15/25 (Alternative Minimum Tax)                       11/08 at 101           AAA             19,514,925
   12,000,000     5.000%, 11/15/25                                                 11/08 at 101           AAA             11,749,320

      115,000   El Paso County, Colorado, Colorado Local Single Family Mortgage     9/00 at 102           AAA                119,341
                 Revenue Bonds, 1990 Series A, 7.850%, 9/01/09
                 (Alternative Minimum Tax)

      655,000   Jefferson County, Colorado, Single Family Revenue Refunding Bonds,  4/01 at 103           AAA                693,783
                 Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    9,395,000   Florida Housing Finance Agency, Single Family Mortgage Revenue      7/04 at 102           AAA             10,020,801
                 Bonds, 1994 Series B, 6.650%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.9%

    6,130,000   Department of Budget and Finance of the State of Hawaii, Special   12/02 at 102           AAA              6,720,013
                 Purpose Revenue Bonds (Hawaiian Electric Company, Inc. and
                 Subsidiaries Projects), Series 1992, 6.550%, 12/01/22
                 (Alternative Minimum Tax)

   16,180,000   Department of Budget and Finance of the State of Hawaii, Special    5/06 at 101           AAA             17,766,449
                 Purpose Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries
                 Project), Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.2%

    5,000,000   Central Lake County Joint Action Water Agency, Lake County,         5/01 at 102           AAA              5,423,350
                 Illinois, Water Revenue Bonds, Series 1991, 7.000%, 5/01/20
                 (Pre-refunded to 5/01/01)

   10,000,000   City of Chicago, General Obligation Bonds, Project Series 1995,     7/05 at 102           AAA             11,304,700
                 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1997A:
   20,000,000     5.250%, 12/01/27                                                 12/07 at 102           AAA             19,984,400
   10,000,000     5.250%, 12/01/30                                                 12/07 at 102           AAA              9,976,500

    6,000,000   City of Chicago, Illinois, Chicago-O'Hare International Airport,    1/05 at 102           AAA              6,658,200
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/12

    6,280,000   Public Building Commission of Chicago, Illinois, Building Revenue   1/00 at 102           AAA              6,649,390
                 Bonds, Series A of 1990 (Board of Education of the City of Chicago),
                 7.125%, 1/01/15

    6,825,000   Public Building Commission of Chicago, Illinois, Building          12/03 at 102           AAA              7,509,206
                 Revenue Bonds, Series A of 1993 (Board of Education of the City
                 of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

   18,880,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue  2/06 at 102           AAA             20,201,222
                Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$     260,000   City of Moline, Illinois, City of Rock Island, Illinois,            8/00 at 102           AAA        $       270,078
                 City of Urbana, Illinois, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1990, 8.050%, 8/01/23
                 (Alternative Minimum Tax)

    7,700,000   Board of Trustees of Southern Illinois University, Southern         4/07 at 102           AAA              8,282,043
                 Illinois University Medical Facilities System Revenue Bonds, Series 1997,
                 5.875%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 5.6%

    9,050,000   Indiana Development Finance Authority, Environmental Revenue        2/03 at 102           AAA              9,379,963
                 Bonds, Series 1993B (PSI Energy, Inc.), 5.750%, 2/15/28
                 (Alternative Minimum Tax)

    5,805,000   Indiana Housing Finance Authority, Single Family Mortgage           7/00 at 102           Aaa              6,025,590
                 Revenue Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series C, 7.800%, 1/01/22 (Alternative Minimum Tax)

    6,000,000   Jasper County, Indiana, Collateralized Pollution Control Refunding  7/01 at 102           AAA              6,490,560
                 Revenue Bonds (Northern Indiana Public Service Company Project),
                 Series 1991, 7.100%, 7/01/17

    9,645,000   Marion County Convention and Recreational Facilities Authority,     6/01 at 102           AAA             10,482,090
                 Indiana, Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

    4,230,000   City of Rockport, Indiana, Pollution Control Revenue Refunding      3/01 at 102           AAA              4,576,818
                 Bonds (Indiana Michigan Power Company Project), Series B,
                 7.600%, 3/01/16

   10,000,000   Hospital Authority of St. Joseph County, Indiana, Fixed Rate        8/01 at 102           AAA             10,921,600
                 Hospital Revenue Refunding Bonds, Series 1991A (Memorial Hospital
                 of South Bend Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    5,305,000   City of Mason City, Iowa, Hospital Revenue Bonds (Sisters of        8/01 at 102           AAA              5,796,349
                 Mercy Health Corporation), 1991 Series L, 7.000%, 8/15/21
                 (Pre-refunded to 8/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.4%

   13,170,000   City of New Orleans, Louisiana, General Obligation Refunding       10/05 at 101           AAA             14,609,613
                 Bonds, Series 1995, 6.200%, 10/01/21

    5,275,000   Orleans Levee District (A Political Subdivision of the State of    12/05 at 103           AAA              5,742,471
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.5%

   12,320,000   Maine State Housing Authority, Mortgage Purchase Bonds,             5/01 at 102           AAA             12,969,264
                 1991 Series A, 7.400%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.5%

    7,100,000   Massachusetts Housing Financing Agency, Single Family Housing       6/99 at 102           AAA              7,313,355
                 Revenue Bonds, Series 12, 7.500%, 12/01/13

   23,500,000   Massachusetts Turnpike Authority, Metropolitan Highway System       1/07 at 102           AAA             22,445,555
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.4%

    4,380,000   Board of Control of Grand Valley State University, Michigan,       10/07 at 101           AAA              4,413,814
                 General Revenue and Refunding Bonds, Series 1997, 5.250%, 10/01/22

   16,500,000   Michigan State Hospital Finance Authority, Revenue and Refunding    5/08 at 101           AAA             15,795,945
                 Bonds (St. John Health System), Series 1998A, 5.000%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.1%

    7,825,000   Minneapolis/Saint Paul Housing Finance Board, Single Family         8/99 at 101           AAA              7,999,419
                 Mortgage Revenue Bonds (Minneapolis/Saint Paul Family Housing
                 Program, Phase VI) (Alternative Minimum Tax)

    1,004,000   City of St. Louis Park, Minnesota, Single Family Residential        4/01 at 102           Aaa              1,050,596
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1991-A, 7.250%, 4/20/23


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 2.5%

    2,545,000   Harrison County, Wastewater Management District (Mississippi),     No Opt. Call           AAA              3,505,101
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 2/01/13

    2,715,000   Harrison County, Wastewater Management District (Mississippi),     No Opt. Call           AAA              3,570,877
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991B, 7.750%, 2/01/14

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi (continued)

$   4,080,000   Mississippi Housing Finance Corporation, Single Family Mortgage    10/99 at 102           AAA        $     4,207,908
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

    8,700,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, 6/06 at 105           Aaa              9,874,500
                 Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.6%

    5,000,000   St. Louis Municipal Finance Corporation, City Justice Center,       2/06 at 102           AAA              5,414,750
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 6.000%, 2/15/19


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.1%

    3,270,000   Clark County, Nevada, Industrial Development Revenue Bonds          6/00 at 102           AAA              3,472,184
                 (Nevada Power Company Project), Series 1990, 7.800%, 6/01/20
                 (Alternative Minimum Tax)

   13,185,000   Washoe County, Nevada, Hospital Refunding Revenue Bonds             6/04 at 102           AAA             14,206,706
                 (Washoe Medical Center, Inc. Project), Series 1994A, 6.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.5%

    3,750,000   New Jersey Health Care Facilities Financing Authority, Revenue      7/04 at 102           AAA              4,221,113
                 Bonds, Monmouth Medical Center Issue, Series C, 6.250%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 3.2%

    5,000,000   City of Albuquerque, New Mexico, Airport Revenue Bonds,             7/00 at 105           AAA              5,394,200
                 Series 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)

    6,000,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue 4/01 at 102            A+              6,440,280
                 Bonds (Southern California Edison Company Four Corners Project),
                 1991 Series A, 7.200%, 4/01/21

    5,400,000   City of Farmington, New Mexico, Pollution Control Refunding Revenue 4/09 at 102           AAA              5,342,706
                 Bonds (Southern California Edison Company Four Corners Project),
                 1999 Series A, 5.125%, 4/01/29 (DD)

    3,850,000   New Mexico Mortgage Finance Authority, Multifamily Housing          1/01 at 102           AAA              4,066,447
                 Refunding Revenue Bonds, 1990 Series A - Tax-Exempt (Fannie Mae
                 Collateralized), 7.625%, 1/01/24

    5,750,000   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,          6/04 at 100           AAA              6,385,030
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 8.6%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series A:
    2,000,000     8.000%, 3/15/11                                               3/00 at 101 1/2           AAA              2,105,440
    6,000,000     7.250%, 3/15/19                                               3/00 at 101 1/2           AAA              6,279,420

   17,700,000   New York City Housing Development Corporation, Multi-Unit           6/01 at 102           AAA             19,039,536
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.250%, 6/01/19

   10,335,000   New York City, New York, Municipal Water Finance Authority,         6/05 at 101           AAA             11,543,472
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 6.000%, 6/15/25 (Pre-refunded to 6/15/05)

    7,000,000   New York State Energy Research and Development Authority,           7/05 at 102            A+              7,598,640
                 Facilities Refunding Revenue Bonds, Series 1995 A (Consolidated
                 Edison Company of New York, Inc. Project), 6.100%, 8/15/20

   11,950,000   New York State Finance Agency, Housing Project Mortgage Revenue     5/06 at 102           AAA             12,890,465
                 Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

   12,000,000   New York State Medical Care Facilities Finance Agency, New York     2/05 at 102           AAA             13,976,520
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.900%, 8/15/34 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 3.3%

   21,075,000   Mercer County, North Dakota, Pollution Control Refunding Revenue    1/05 at 102           AAA             22,716,743
                 Bonds, Second 1995 Series (Basin Electric Power Cooperative-
                 Antelope Valley Unit 1 and Common Facilities), 6.050%, 1/01/19

    5,000,000   Oliver County, North Dakota (Square Butte Electric Cooperative),    1/09 at 102           AAA              5,053,850
                 Pollution Control Revenue Refunding Bonds, Series 1998A,
                 5.300%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.4%

    1,230,000   Oklahoma Housing Finance Agency, Single Family Mortgage             3/01 at 102           AAA              1,287,748
                 Revenue Bonds, 1991 Series A,  7.200%, 3/01/11

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma (continued)

$   9,900,000   Pottawatomie County Development Authority, Water Revenue Bonds,     7/00 at 102           AAA        $    10,538,847
                 Series 1990 (North Deer Creek Reservoir Project), 7.375%, 7/01/26
                 (Pre-refunded to 7/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.2%

   10,000,000   Oregon Health Sciences University, Insured Revenue Bonds,           7/06 at 102           AAA             10,075,200
                 1995 Series B, 5.250%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.1%

    7,000,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds, 1/08 at 101           AAA              7,102,900
                 Series 1997A (Pittsburgh International Airport),
                 5.250%, 1/01/16 (Alternative Minimum Tax)

    7,000,000   Berks County Municipal Authority, Pennsylvania, Hospital Revenue   10/04 at 102           AAA              7,668,570
                 Bonds (The Reading Hospital and Medical Center Project),
                 Series B of 1994, 6.100%, 10/01/23

    7,250,000   Lehigh County Industrial Development Authority, Pollution Control   8/05 at 102           AAA              8,006,973
                 Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power and
                 Light Company Project), 6.150%, 8/01/29

   14,190,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue         8/01 at 102           AAA             15,500,447
                 Bonds, Sixteenth Series, 7.000%, 8/01/21 (Pre-refunded to 8/01/01)

    5,000,000   Health Care Facilities Authority of Sayre, Pennsylvania,            3/01 at 102           AAA              5,370,800
                 Series 1991A Revenue Bonds, Guthrie Healthcare System, 7.100%, 3/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.3%

   12,500,000   Rhode Island Depositors Economic Protection Corporation, Special    8/01 at 102           AAA             13,782,750
                 Obligation Bonds, 1991 Series A, 7.500%, 8/01/14
                 (Pre-refunded to 8/01/01)

    5,050,000   Rhode Island Port Authority and Economic Development Corporation,   7/04 at 102           AAA              5,636,053
                 Airport Revenue Bonds, 1994 Series A, 6.625%, 7/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

    5,170,000   The Health, Educational and Housing Facilities Board of the County  2/03 at 102           AAA              5,531,435
                 of Sullivan, Tennessee, Hospital Revenue Bonds, Series 1993
                 (Holston Valley Health Care, Inc.), 5.750%, 2/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.5%

    8,000,000   Abilene Health Facilities Development Corporation (Texas),          9/05 at 102           AAA              8,796,560
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

                Brazos River Authority (Texas), Revenue Refunding Bonds
                (Houston Industries Incorporated Project), Series 1998C:
    1,750,000     5.125%, 5/01/19 (Optional put 5/01/08)                            5/08 at 102           AAA              1,741,338
    2,000,000     5.125%, 11/01/20 (Optional put 11/01/08)                         11/08 at 102           AAA              1,974,340

                Harris County Hospital District, Refunding Revenue Bonds, Series 1990:
    3,000,000     7.500%, 2/15/03                                                  No Opt. Call           AAA              3,247,320
    5,000,000     7.400%, 2/15/10                                                  No Opt. Call           AAA              6,003,000

    7,450,000   Matagorda County Navigation District Number One (Texas), Pollution  7/00 at 102           AAA              7,788,305
                 Control Revenue Refunding Bonds (Central Power and Light
                 Company Project), Series 1995, 6.100%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.1%

   10,770,000   Intermountain Power Agency, Utah, Power Supply Revenue              7/03 at 100            A+             10,338,874
                 Refunding Bonds, 1993 Series A, 5.000%, 7/01/23

    6,000,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC         5/00 at 100           AAA              7,123,800
                 Hospitals, Inc.), Series 1988 A, 8.000%, 5/15/07


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.2%

    1,230,000   Vermont Housing Finance Agency, Single Family Housing Bonds,    6/07 at 101 1/2           AAA              1,295,540
                 Series 9, 6.000%, 5/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

$ 795,554,000   Total Investments - (cost $773,146,999) - 97.8%                                                          832,432,036
=============

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 1.2%

$  10,000,000   Certificates of Participation, California Statewide Communities                        VMIG-1       $     10,000,000
=============    Development Authority, Northern California Retired Officers
                 Community, Variable Rate Demand Bonds, 4.200%, 6/01/26+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       8,864,752
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $    851,296,788
                ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

(DD) Security purchased on a delayed delivery basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                            April 30, 1999
                            (Unaudited)
   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.7%

$   3,850,000   Alabama Housing Finance Authority, Multifamily Housing Revenue      7/05 at 103           Aaa        $     4,181,639
                 Refunding Bonds (GNMA Collateralized - Royal Hills),
                 1995 Series F, 6.500%, 7/20/30

   11,000,000   The Special Care Facilities Financing Authority of the City of      5/05 at 102           AAA             11,229,020
                 Birmingham, Alabama, Baptist Medical Centers, Revenue Bonds,
                 Series 1995-B (Baptist Health System, Inc.), 5.875%, 11/15/20

                The Special Care Facilities Financing Authority of the City of Birmingham,
                Alabama, Baptist Medical Centers Revenue Bonds, Series 1996-A
                (Baptist Health System, Inc.):
    7,465,000     5.875%, 11/15/19                                                 11/06 at 102           AAA              7,659,314
   10,000,000     5.875%, 11/15/26                                                 11/06 at 102           AAA             10,184,600

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
    5,000,000     5.000%, 2/01/33                                                   2/09 at 101           AAA              4,822,050
   10,250,000     5.125%, 2/01/39                                                   2/09 at 101           AAA             10,027,883

    4,250,000   County Board of Education of Shelby County, Alabama, Capital Outlay 2/05 at 102           AAA              4,535,430
                 Refunding School Warrants, Series 1995,  5.875%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.1%

    4,000,000   Alaska Energy Authority, Power Revenue Bonds, Second Series         7/00 at 102           AAA              4,238,520
                 (Bradley Lake Hydroelectric Project), 7.250%, 7/01/21

   15,950,000   Alaska State Housing Finance Corporation, Governmental Purpose     12/05 at 102           AAA             16,720,864
                 Bonds, 1995 Series A, 5.875%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.9%

    5,000,000   Coconino County, Arizona, Pollution Control Corporation, Pollution  8/03 at 102            A-              5,122,100
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

   10,725,000   The Industrial Development Authority of the County of Pima,         1/02 at 103           AAA             11,861,850
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.6%

   10,775,000   Arkansas Development Finance Authority, Single Family Mortgage      9/01 at 102           AAA             11,406,738
                 Revenue Bonds, 1990 Series A (GNMA-Backed Securities Program),
                 7.400%, 9/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                California - 9.5%

    6,135,000   California Housing Finance Agency, Housing Revenue Bonds (Insured), 8/04 at 102           AAA              6,504,266
                 1994 Series C, 6.250%, 8/01/25

    5,000,000   California Housing Finance Agency, Multifamily Housing Revenue  8/08 at 101 1/2           AAA              5,096,250
                 Bonds III, 1998 Series B, 5.500%, 8/01/39 (Alternative Minimum Tax)

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds, 1991 Series D (Catholic Healthcare
                West):
    9,000,000     6.500%, 7/01/16 (Pre-refunded to 7/01/01)                         7/01 at 102           AAA              9,732,690
   14,000,000     6.650%, 7/01/21 (Pre-refunded to 7/01/01)                         7/01 at 102           AAA             15,183,140

   18,655,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,    No Opt. Call           AAA              7,862,896
                 1999 Series B, 0.000%, 2/01/16

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
    3,080,000     7.550%, 11/01/26 (Alternative Minimum Tax)                       No Opt. Call           AAA              3,455,390
    2,560,000     7.750%, 5/01/27 (Alternative Minimum Tax)                        No Opt. Call           AAA              2,900,301

    7,000,000   California Statewide Communities Development Authority,             7/06 at 102           AAA              7,489,650
                 Certificates of Participation, Huntington Memorial Hospital,
                 5.800%, 7/01/26

    3,100,000   Campbell Union School District, Santa Clara County, California,     8/04 at 102           AAA              3,524,359
                 1994 General Obligation Bonds, Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

    8,200,000   Castaic Lake Water Agency, California, Refunding Revenue            8/04 at 102           AAA              9,120,942
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$  11,750,000   East Bay Municipal Utility District, Alameda and Contra Costa       6/03 at 102           AAA        $    11,571,870
                 Counties, California, Water System Subordinated Revenue
                 Refunding Bonds, Series 1993A, 5.000%, 6/01/21

    5,500,000   Fallbrook Union High School District, San Diego County, California, 9/04 at 102           AAA              6,262,190
                 1994 General Obligation Bonds, Series A, 6.250%, 9/01/19
                 (Pre-refunded to 9/01/04)

    9,000,000   County of Orange, California, Refunding Recovery Bonds,             6/05 at 102           AAA              9,662,670
                 1995 Series A, 5.750%, 6/01/15
   12,500,000   County of Orange, California, 1996 Recovery Certificates of         7/06 at 102           AAA             13,573,875
                 Participation, Series A, 6.000%, 7/01/26

    6,500,000   City of Salinas, California, Housing Facility Refunding             7/04 at 102           AAA              6,988,605
                 Revenue Bonds, Series 1994A (GNMA Collateralized - Villa
                 Serra Project), 6.600%, 7/20/30

   18,000,000   Airports Commission, City and County of San Francisco, California,  5/06 at 101           AAA             18,557,640
                 San Francisco International Airport, Second Series Revenue Bond,
                 Issue 13B, 5.500%, 5/01/26 (Alternative Minimum Tax)

    8,500,000   Airports Commission, City and County of San Francisco, California,  5/05 at 101           AAA              9,337,590
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

   20,395,000   San Joaquin Hills Transportation Corridor Agency, Toll Road         1/07 at 102           AAA             20,695,622
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   11,000,000   Santa Ana Financing Authority, Police Administration and Housing   No Opt. Call           AAA             12,982,090
                 Facility Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24

    5,500,000   Santa Clara County Financing Authority, Lease Revenue Bonds        11/04 at 102           AAA              6,421,690
                 (VMC Facility Replacement Project), 1994 Series A,
                 6.750%, 11/15/20 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.8%

                Board of Water Commissioners, City and County of Denver,
                Colorado, Certificates of Participation, Series 1991:
    8,390,000     6.625%, 11/15/11 (Pre-refunded to 11/15/01)                      11/01 at 101           AAA              9,082,930
    5,760,000     6.625%, 11/15/11                                                 11/01 at 101           AAA              6,185,491


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.1%

    2,500,000   State of Connecticut Health and Educational Facilities Authority,   7/04 at 101           AAA              2,886,950
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.1%

    6,000,000   District of Columbia, Hospital Improvement and Refunding Revenue    7/02 at 102           AAA              6,488,100
                 Bonds (Children's Hospital Issue), Series 1992A, 6.250%, 7/15/19

    4,825,000   District of Columbia Housing Finance Agency, Collateralized Single  6/00 at 102           AAA              4,995,564
                 Family Mortgage Revenue Bonds, Series 1988C, 7.850%, 12/01/22
                 (Alternative Minimum Tax)

    4,820,000   District of Columbia Housing Finance Agency, Collateralized Single 12/01 at 102           AAA              5,061,964
                 Family Mortgage Revenue Bonds, Series 1990B, 7.100%, 12/01/24
                 (Alternative Minimum Tax)

    5,000,000   District of Columbia, Revenue Bonds (The American College of        8/01 at 102           AAA              5,408,600
                 Obstetricians and Gynecologists Issue), Series 1991, 6.500%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.7%

    1,839,000   Housing Finance Authority of Dade County (Florida), Single Family  12/01 at 102           AAA              1,941,120
                 Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

    2,745,000   Escambia County Housing Finance Authority (Florida), Single Family  4/05 at 102           AAA              2,963,173
                 Mortgage Revenue Bonds (Multi-County Program), Series 1995,
                 6.950%, 10/01/27 (Alternative Minimum Tax)

    7,280,000   Florida Housing Finance Agency, Home Ownership Revenue             No Opt. Call           AAA              8,139,477
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.4%

    8,260,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,       5/09 at 101           AAA              7,937,364
                 Series 1999A, 5.000%, 11/01/38

    8,315,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue             1/01 at 102           AAA              8,915,426
                 Certificates, Series 1991 (Grady Memorial Hospital),
                 6.900%, 1/01/15 (Pre-refunded to 1/01/01)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia (continued)

$   5,000,000   The Hospital Authority of Hall County and the City of Gainesville, 10/05 at 102           AAA        $     5,411,750
                 Revenue Anticipation Certificates (Northeast Georgia Healthcare
                 Project), Series 1995, 6.000%, 10/01/20

    5,000,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue            8/06 at 102           AAA              5,194,550
                 Anticipation Certificates (Southeast Georgia Health Systems Project),
                 Series 1996, 5.250%, 8/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 1.4%

   24,250,000   Department of Budget and Finance of the State of Hawaii, Special    5/06 at 101           AAA             26,627,713
                 Purpose Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries
                 Project), Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.5%

                Idaho Housing Agency, Single Family Mortgage Bonds, 1994 Series B:
    2,805,000     6.750%, 7/01/22                                                  No Opt. Call           Aa1              3,134,279
    2,690,000     6.900%, 7/01/26 (Alternative Minimum Tax)                        No Opt. Call           Aa1              3,055,679

    4,100,000   Idaho Housing Agency, Single Family Mortgage Bonds, 1995 Series B,  1/05 at 102           AAA              4,368,181
                 6.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 10.8%

    6,515,000   City of Berwyn, Illinois, Revenue Bonds, Series 1991 (MacNeal       6/01 at 102           AAA              7,077,701
                 Memorial Hospital Association Project), 7.000%, 6/01/15
                 (Pre-refunded to 6/01/01)

    4,055,000   Central Lake County Joint Action Water Agency, Lake County,         2/03 at 102           Aa2              4,358,192
                  Illinois, General Obligation Water Refunding Bonds, Series 1992,
                 6.000%, 2/01/19

   10,000,000   City of Chicago, Illinois, General Obligation Adjustable        7/02 at 101 1/2           AAA             11,087,400
                 Rate Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

   15,000,000   Chicago School Reform Board of Trustees of the Board of Education  12/07 at 102           AAA             14,988,300
                 of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/27

                City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,
                Series 1998A:
   30,000,000     5.125%, 1/01/31 (Alternative Minimum Tax)                         1/09 at 101           AAA             28,818,300
   12,750,000     5.125%, 1/01/35 (Alternative Minimum Tax)                         1/09 at 101           AAA             12,245,483

    5,000,000   City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,    1/09 at 101           AAA              4,774,300
                 Series 1998B, 5.000%, 1/01/31

    5,750,000   City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds,            1/01 at 100           AAA              6,022,723
                 Series 1990, 6.500%, 1/01/16 (Pre-refunded to 1/01/01)

    3,250,000   City of Chicago, Water Revenue Bonds, Series 1995,                 11/06 at 102           AAA              3,127,670
                  5.000%, 11/01/25

                The County of Cook, Illinois, General Obligation Bonds, Series 1991:
   18,430,000     6.750%, 11/01/18 (Pre-refunded to 11/01/01)                      11/01 at 102           AAA             20,165,737
   26,475,000     6.250%, 11/01/21 (Pre-refunded to 11/01/01)                      11/01 at 102           AAA             28,653,893

    6,370,000   City of Decatur, Macon County, Illinois (Decatur Memorial          10/01 at 102           AAA              7,091,530
                 Hospital), Hospital Facility Revenue Bonds, Series 1991B,
                 7.750%, 10/01/21 (Pre-refunded to 10/01/01)

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
   12,355,000     0.000%, 10/01/09                                             10/04 at 74 1/16           AAA              7,077,562
   16,470,000     0.000%, 4/01/16                                              10/04 at 47 1/16           AAA              5,878,802

    1,920,000   Illinois Housing Development Authority, Residential Mortgage        8/99 at 102           Aa1              1,963,219
                 Revenue Bonds, 1989 Series A, 7.400%, 2/01/20
                 (Alternative Minimum Tax)

   20,000,000   Illinois Health Facilities Authority, Brokaw-Mennonite Association, 8/02 at 102           AAA             21,656,800
                 Revenue Refunding Bonds, Series 1992 (BroMenn Healthcare),
                 6.250%, 8/15/18

    3,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990    1/01 at 102           AAA              3,764,180
                 (Alexian Brothers Medical Center, Inc. Project), 7.125%, 1/01/21

    3,615,000   State of Illinois, Civic Center Bonds (Dedicated Tax Revenue),     12/00 at 102           AAA              3,870,761
                 Series 1990-A, 7.000%, 12/15/10

                State of Illinois Department of Central Management Services, Illinois
                Student Assistance Commission:
    2,965,000     6.875%, 7/01/07                                                   7/02 at 102           AAA              3,282,552
    6,085,000     6.950%, 7/01/13                                                   7/02 at 102           AAA              6,701,106

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   4,560,000   County of Macon, Illinois, Revenue Bonds, Millikin University,     10/05 at 100           AAA        $     5,134,286
                 Series 1995, 6.250%, 10/01/16

    5,000,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,        6/04 at 102           AAA              5,724,850
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1994D, 6.750%, 6/01/25 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.4%

   10,500,000   Hospital Authority of the City of Fort Wayne (Indiana), Revenue    11/02 at 102            A+             11,596,830
                 Bonds, Series 1992 (Parkview Memorial Hospital, Inc. Project),
                 6.400%, 11/15/22

    7,750,000   Indiana Health Facility Financing Authority, Hospital Revenue      11/07 at 102           AAA              7,818,123
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue       5/06 at 102           AAA             10,448,500
                 Refunding and Improvement Bonds, Series 1995 (Community Hospitals
                 Projects), 5.700%, 5/15/22

    1,440,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue   7/00 at 102           Aaa              1,500,206
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series B, 7.800%, 1/01/22 (Alternative Minimum Tax)

      520,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue   7/00 at 102           Aaa                539,282
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series D, 7.800%, 1/01/22 (Alternative Minimum Tax)

   12,250,000   City of Lawrenceburg, Indiana, Pollution Control Revenue Refunding  4/02 at 102           AAA             13,433,473
                 Bonds (Indiana Michigan Power Company Project), Series D,
                 7.000%, 4/01/15

   12,950,000   Marion County Convention and Recreational Facilities Authority      6/01 at 102           AAA             14,073,931
                 (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

    9,545,000   New Prairie School Building Corporation (LaPorte and St. Joseph     7/04 at 102           AAA             11,161,732
                 Counties, Indiana), First Mortgage Bonds, Series 1994, 7.200%, 7/15/21
                 (Pre-refunded to 7/15/04)

   14,000,000   Holy Cross Health System Corporation, Indiana Hospital             12/01 at 102           AAA             15,414,700
                 Revenue Bonds, Hospital Authority of Marshall County,
                 Hospital Revenue Refunding Bonds, Series1991 (Holy Cross
                 Parkview Hospital, Inc.), 7.000%, 12/01/12
                 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.0%

    5,000,000   City of Davenport, Iowa, Hospital Facility Revenue Bonds            7/02 at 102           AAA              5,470,700
                 (Mercy Hospital Project), Series 1992, 6.250%, 7/01/22
                 (Pre-refunded to 7/01/02)

    7,015,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,          7/08 at 102           AAA              6,890,343
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28

    7,000,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic       11/01 at 101           AAA              7,595,140
                 Health Corporation (Mercy Health Center of Central Iowa
                 Project), Series 1991, 6.750%, 11/01/15 (Pre-refunded to 11/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.1%

    1,760,000   Sedgwick County, Kansas, and Shawnee County, Kansas, GNMA           6/01 at 103           AAA              1,857,557
                 Collateralized Mortgage Revenue Bonds, Senior 1991 Series A,
                 7.300%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds          3/02 at 102           AAA             11,031,300
                 (Louisville and Jefferson County Metropolitan Sewer District,
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

   53,000,000   Jefferson County, Kentucky, Capital Projects Corporation,      2/01 at 24 11/16          AAA             12,258,370
                 Lease Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.1%

   15,650,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding   5/02 at 102           AAA             17,339,574
                 Bonds (Southern Baptist Hospital Project), Series 1992,
                 6.800%, 5/15/12 (Pre-refunded to 5/15/02)

    5,340,000   Public Improvement Bonds, Issue of 1992, City of New Orleans,       9/02 at 100           AAA              5,897,656
                 Louisiana, 7.000%, 9/01/19 (Pre-refunded to 9/01/02)

    8,995,000   Orleans Levee District (A Political Subdivision of the State       12/05 at 103           AAA              9,792,137
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15

    3,000,000   Parish of St. Charles, State of Louisiana, Pollution Control        6/01 at 102           AAA              3,259,710
                 Revenue Bonds (Louisiana Power and Light Company Project),
                 Series 1991, 7.500%, 6/01/21 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Louisiana (continued)

$   3,500,000   Hospital Service District No. 1 of the Parish of Tangipahoa,        2/04 at 102           AAA        $     3,849,860
                 State of Louisiana, Hospital Revenue Bonds, Series 1994,
                 6.250%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.6%

   10,500,000   Maine Health and Higher Educational Facilities Authority, Revenue   7/01 at 102           AAA             11,218,935
                 Bonds, Series 1991, 6.375%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 6.5%

    6,000,000   Massachusetts Health and Educational Facilities Authority, Revenue  7/01 at 102           AAA              6,510,300
                 Bonds, Brigham and Women's Hospital Issue, Series D,
                 6.750%, 7/01/24 (Pre-refunded to 7/01/01)

   10,500,000   Massachusetts Health and Educational Facilities Authority,          7/02 at 102           AAA             11,479,230
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

    5,850,000   Massachusetts Health and Educational Facilities Authority, Revenue  7/02 at 102           AAA              6,374,043
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22

    8,400,000   Massachusetts Health and Educational Facilities Authority, Revenue 10/05 at 102           AAA              9,140,544
                 Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/13

    7,000,000   Massachusetts Health and Educational Facilities Authority, Revenue  7/06 at 102           AAA              7,556,990
                 Bonds, Baystate Medical Center Issue, Series E, 6.000%, 7/01/26

   20,000,000   Massachusetts Health and Educational Facilities Authority, Revenue  7/08 at 101           AAA             19,231,000
                 Bonds, Boston Medical Center Issue, Series A, 5.000%, 7/01/29

    6,745,000   Massachusetts Housing Finance Agency, Housing Development           6/08 at 101           AAA              6,940,605
                 Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

   13,360,000   Massachusetts Housing Finance Agency, Single Family Housing         6/01 at 102            Aa             13,972,690
                 Revenue Bonds, Series 17, 7.150%, 12/01/24 (Alternative Minimum Tax)

    2,430,000   Massachusetts Housing Finance Agency, Single Family Housing         6/99 at 102           Aa3              2,497,627
                 Revenue Bonds, Series 11, 7.750%, 12/01/20 (Alternative Minimum Tax)

    4,865,000   Massachusetts Housing Finance Agency, Housing Revenue              12/05 at 102           AAA              5,161,424
                 Refunding Bonds, 1995 Series A, 6.100%, 12/01/16

   15,400,000   Massachusetts Turnpike Authority, Metropolitan Highway System       1/07 at 102           AAA             14,709,002
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

   25,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System       1/09 at 101           AAA             23,860,000
                 Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.2%

                Cheboygan Area Schools, Counties of Cheboygan and Presque Isle,
                State of Michigan, 1996 School Building and State Bonds
                (General Obligation - Unlimited Tax):
    3,180,000     5.700%, 5/01/16 (Pre-refunded to 5/01/07)                         5/07 at 100           AAA              3,507,031
    2,750,000     5.700%, 5/01/16                                                   5/07 at 100           AAA              2,917,915

   11,245,000   The Economic Development Corporation of the City of Detroit,        5/01 at 102           AAA             12,046,544
                 Resource Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                 (Alternative Minimum Tax)

   20,300,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,    7/01 at 102           AAA             21,947,142
                 Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

   13,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue  7/04 at 102           AAA             13,157,100
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23

    8,000,000   Gaylord Community Schools, Counties of Otsego and Antrim, State  5/07 at 37 3/4           AAA              2,144,960
                 of Michigan, 1992 School Building and Site Refunding Bonds,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/07)

    8,500,000   County of Jackson Hospital Finance Authority, Hospital Revenue      6/03 at 102           AAA              8,459,285
                 Refunding Bonds (W. A. Foote Memorial Hospital, Jackson,
                 Michigan), Series 1993A, 5.250%, 6/01/23

    5,880,000   Lincoln Consolidated School District, Counties of Washtenaw and     5/08 at 100           AAA              5,726,356
                 Wayne, State of Michigan, 1998 School Building and Site Bonds
                 (General Obligation- Unlimited Tax), 5.000%, 5/01/28

    3,000,000   Michigan State Hospital Finance Authority, Revenue and Refunding   12/07 at 102           AAA              2,949,960
                 Bonds (Mid-Michigan Obligated Group), Series 1997A, 5.125%, 6/01/24

    3,640,000   Michigan State Housing Development Authority, Rental Housing        1/02 at 102           AA-              3,907,176
                 Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Michigan (continued)

$  10,000,000   Michigan Strategic Fund Limited Obligation Refunding Revenue       12/01 at 102           AAA        $    10,865,000
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21

   27,000,000   Okemos Public School, County of Ingham, State of Michigan,     5/06 at 34 17/32           AAA              6,937,920
                 1991 School Building and Site Bonds, Series I, 0.000%, 5/01/21
                 (Pre-refunded to 5/01/06)

    6,125,000   Western Townships Utilities Authority, Sewage Disposal System       1/02 at 100           AAA              6,515,836
                 Refunding Bonds, Series 1991, 6.500%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.6%

    6,635,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,     1/04 at 102            AA              7,055,659
                 1994 Series M, 6.700%, 7/01/26 (Alternative Minimum Tax)

    5,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,     7/02 at 102           AA+              5,279,100
                 1992 Series E, 6.850%, 1/01/24  (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

    4,850,000   Missouri Housing Development Commission, Single Family Mortgage     1/02 at 102           AAA              5,122,182
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series C, 6.900%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.4%

   26,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue 3/02 at 102           AAA             28,209,740
                 Refunding Bonds (Puget Sound, Power and Light Company-Colstrip
                 Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.2%

    4,000,000   Hospital Authority No.1 of Lancaster County, Nebraska, Hospital     6/08 at 101           AAA              4,080,200
                 Revenue Bonds, Series 1997B (Bryan Memorial Hospital
                 Project), 5.375%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.8%

   29,775,000   Clark County, Nevada, Industrial Development Revenue Bonds          6/00 at 102           AAA             31,615,988
                 (Nevada Power Company Project), Series 1990, 7.800%, 6/01/20
                 (Alternative Minimum Tax)

   11,000,000   Clark County, Nevada, Las Vegas-McCarran International Airport      7/02 at 102           AAA             11,964,370
                 Passenger Facility Charge Revenue Bonds, 1992 Series A,
                 6.000%, 7/01/22 (Pre-refunded to 7/01/02)

    5,450,000   Nevada Housing Division, Single Family Program Bonds,               4/04 at 102           Aa2              5,794,713
                 1994 Issue B-1 Senior Bonds, 6.700%, 10/01/17

    4,205,000   Nevada Housing Division, 6.950%, 10/01/26 (Alternative Minimum Tax) 4/04 at 102           Aa2              4,493,127


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    4,950,000   New Hampshire Higher Educational and Health Facilities Authority,   1/03 at 102           AAA              5,310,608
                 Hospital Revenue Bonds, Lakes Region Hospital Association Issue,
                 Series 1993, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.0%

   10,000,000   Long Island Power Authority (New York), Electric System General     6/08 at 101           AAA             10,155,000
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

    8,265,000   The City of New York, General Obligation Bonds, Fiscal 1992     8/02 at 101 1/2           AAA              9,034,802
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/02)

   10,000,000   The City of New York, General Obligation Bonds,                     8/08 at 101           AAA              9,899,500
                 Fiscal 1998 Series H, 5.125%, 8/01/25

   10,000,000   New York City (New York), Municipal Water Finance Authority,        6/06 at 101           AAA             10,747,900
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1994
                Series 2:
    3,000,000     6.250%, 7/01/19 (Pre-refunded to 7/01/04)                         7/04 at 100           AAA              3,336,630
    6,400,000     6.750%, 7/01/24 (Pre-refunded to 7/01/04)                         7/04 at 102           AAA              7,372,032

   18,220,000   New York State Energy Research and Development Authority,           5/99 at 101           AAA             18,459,775
                 Electric Facilities Revenue Bonds, Series 1989 C (Consolidated Edison
                 Company of New York, Inc. Project), 7.250%, 11/01/24
                 (Alternative Minimum Tax)

    7,000,000   New York State Energy Research and Development Authority, Electric  7/99 at 101           AAA              7,116,060
                 Facilities Revenue Bonds, Series 1990 A (Consolidated Edison
                 Company of New York, Inc. Project), 7.500%, 7/01/25
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                New York (continued)

$   3,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue      10/99 at 102           Aa2        $     3,084,870
                 Bonds, Series KK, 7.800%, 10/01/20 (Alternative Minimum Tax)

   15,600,000   Port of Authority of New York and New Jersey, Consolidated Revenue  1/05 at 101           AAA             17,412,408
                 Bonds, Ninety-Seventh Series, 6.650%, 1/15/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.5%

   45,000,000   City of Charlotte, North Carolina, Certificates of Participation,  12/01 at 102           AAA             49,365,900
                 Series 1991 (Convention Facility Project), 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.9%

   12,550,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage      1/02 at 102           AAA             13,687,407
                 Revenue Bonds, Series F, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)

    9,000,000   County of Lucas, Ohio, Hospital Improvement Revenue Bonds,          8/02 at 102           AAA              9,892,440
                 Series 1992 (St. Vincent Medical Center), 6.625%, 8/15/22

    9,105,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds     3/05 at 102           AAA              9,775,310
                 (GNMA Mortgage-Backed Securities Program), 1995 Series A-2,
                 6.625%, 3/01/26 (Alternative Minimum Tax)

                State of Ohio, Ohio Air Quality Development Authority, Revenue
                Refunding Bonds (JMG Funding, Limited Partnership Project),
                Series 1994:
   13,750,000     6.375%, 1/01/29 (Alternative Minimum Tax)                        10/04 at 102           AAA             15,259,888
    8,000,000     6.375%, 4/01/29 (Alternative Minimum Tax)                        10/04 at 102           AAA              8,878,480


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.1%

    3,360,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital     9/01 at 102           AAA              3,669,120
                 Revenue Bonds, Series 1991, 6.900%, 9/01/21 (Pre-refunded to 9/01/01)

      615,000   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue     3/01 at 102           AAA                643,345
                 Bonds, 1991 Series A, 7.150%, 3/01/07

   32,575,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single        No Opt. Call           AAA             36,019,155
                 Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)

    1,285,000   Tulsa County Home Finance Authority, GNMA Collateralized Mortgage  12/01 at 102           AAA              1,348,877
                 Revenue Bonds, Series 1991C, 7.100%, 6/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    5,500,000   State of Oregon, Housing and Community Services Department,         7/05 at 102           Aa2              5,896,275
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1995 Series A, 6.450%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.9%

   14,700,000   County of Allegheny (Pennsylvania), Airport Revenue Bonds,          1/02 at 102           AAA             15,870,855
                 Series 1992A and 1992B (Greater Pittsburgh International Airport),
                 6.625%, 1/01/22 (Alternative Minimum Tax)

    7,000,000   Beaver County (Pennsylvania), Industrial Development Authority,     9/01 at 102           AAA              7,609,000
                 Pollution Control Revenue Refunding Bonds, 1991 Series A
                 (Pennsylvania Power Company-Mansfield Project), 7.150%, 9/01/21

   24,800,000   Butler County Hospital Authority (Butler County, Pennsylvania),     6/01 at 102           AAA             26,941,976
                 Hospital Revenue Bonds, Series 1991 A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

                Delaware County Industrial Development Authority, Pollution
                Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                Electric Company Project):
    5,000,000     7.375%, 4/01/21                                                   4/01 at 102             A              5,321,550
    5,000,000     7.375%, 4/01/21                                                   4/01 at 102           AAA              5,402,250

    8,000,000   Delaware Valley Regional Finance Authority, Local Government       No Opt. Call           AAA              8,795,600
                 Revenue Bonds, Series 1997B, 5.700%, 7/01/27

   10,000,000   The Harrisburg Authority (Dauphin County, Pennsylvania),            6/01 at 101           AAA             10,704,500
                 Commonwealth of Pennsylvania Lease Bonds, Series of 1991,
                 6.625%, 6/01/13 (Pre-refunded to 6/01/01)

    7,120,000   Lehigh County (Pennsylvania), General Purpose Authority, Hospital   7/04 at 102           AAA              8,018,046
                 Revenue Bonds (Lehigh Valley Hospital, Inc.), Series A of 1994,
                 6.250%, 7/01/22 (Pre-refunded to 7/01/04)

    9,000,000   Montgomery County Higher Education and Health Authority             6/08 at 101           AAA              8,659,440
                 (Pennsylvania), Hospital Revenue Bonds, Series 1998A (Abington
                 Memorial Hospital), 5.000%, 6/01/28

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$   8,950,000   Montgomery County Industrial Development Authority, Pollution       6/02 at 102           AAA        $     9,768,657
                 Control Revenue Refunding Bonds, 1992 Series A (Philadelphia Electric
                 Company Project), 6.625%, 6/01/22

    7,000,000   Certificates of Participation, Commonwealth of Pennsylvania,       11/01 at 102           AAA              7,514,500
                 Harristown Development Corporation, 6.250%, 5/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

    7,000,000   Puerto Rico Highway and Transportation Authority, Transportation    7/08 at 101           AAA              6,941,130
                 Revenue Bonds, Series A, 5.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.7%

   38,650,000   The Convention Center Authority (Rhode Island), Revenue Bonds,      5/01 at 102           AAA             41,709,921
                 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)

    2,195,000   Providence Housing Development Corporation (Rhode Island),          7/04 at 102           AAA              2,377,844
                 Mortgage Revenue Refunding Bonds, Series 1994A, FHA-Insured
                 Mortgage Loan - Barbara Jordan Apartments Project, 6.750%, 7/01/25

    5,140,000   Rhode Island Depositors Economic Protection Corporation, Special    8/01 at 102           AAA              5,624,753
                 Obligation Bonds, 1991 Series A, 7.100%, 8/01/18 (Pre-refunded to 8/01/01)

   20,475,000   Rhode Island Depositors Economic Protection Corporation, Special    2/11 at 100           AAA             21,700,019
                 Obligation Refunding Bonds, 1992 Series B, 5.250%, 8/01/21
                 (Pre-refunded to 2/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.8%

   22,000,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue No Opt. Call           AAA             11,324,908
                 Bonds, 1988 Refunding Series, 0.000%, 1/01/13

                South Carolina Jobs Economic Development Authority, Hospital
                Facilities Revenue Bonds, Series 1995 (Oconee Memorial Hospital,
                Inc.):
    3,000,000     6.150%, 3/01/15                                                   3/05 at 102           AAA              3,232,860
      775,000     6.150%, 3/01/25                                                   3/05 at 102           AAA                845,827


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.1%

    1,635,000   South Dakota Health and Educational Facilities Authority, Revenue   9/99 at 102           AAA              1,686,911
                 Bonds, Series 1989 (Rapid City Regional Hospital), 7.000%, 9/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.4%

    7,500,000   Metropolitan Nashville Airport Authority (Tennessee), Airport       7/01 at 102           AAA              8,064,525
                 Improvement Revenue Bonds, Refunding Series 1991C, 6.600%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.5%

    6,000,000   Brazos County, Texas, Health Facilities Development Corporation,    7/07 at 102           AAA              6,079,320
                 Franciscan Services Corporation Obligated Group, Revenue Bonds,
                 Series 1997 B, 5.375%, 1/01/28

    9,500,000   Coastal Bend Health Facilities Development Corporation, Texas,     11/02 at 102           AAA             10,394,045
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
    9,000,000     0.000%, 8/15/18 (Pre-refunded to 8/15/09)                    8/09 at 53 27/32           AAA              3,074,130
   39,000,000     0.000%, 8/15/19 (Pre-refunded to 8/15/09)                      8/09 at 50 1/4           AAA             12,435,540
    7,280,000     0.000%, 8/15/20 (Pre-refunded to 8/15/09)                    8/09 at 46 29/32           AAA              2,166,965
    5,085,000     0.000%, 8/15/21 (Pre-refunded to 8/15/09)                    8/09 at 43 25/32           AAA              1,412,918

   14,160,000   City of Houston, Texas, Water and Sewer System, Junior Lien        12/01 at 102           AAA             15,229,505
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

   13,500,000   Matagorda County Navigation District Number One, Texas,             5/06 at 102           AAA             14,650,200
                 Pollution Control Revenue Refunding Bonds (Central Power and Light
                 Company Project), Series 1996, 6.125%, 5/01/30 (Alternative Minimum Tax)

    3,945,000   Retama Development Corporation, Special Facilities Revenue Bonds   No Opt. Call           AAA              6,333,698
                 (Retama Park Racetrack Project), Series 1993, 10.000%, 12/15/17

   14,445,000   Texas Department of Housing and Community Affairs, Single Family    9/06 at 102           AAA             15,313,145
                 Mortgage Revenue Bonds, 1996 Series D, 6.250%, 9/01/28
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

$   6,080,000   Utah Housing Finance Agency, Multifamily Housing Refunding Bonds,   1/02 at 102           AAA        $     6,511,619
                 1992 Issue A (FHA-Insured Mortgage Loans), 7.400%, 7/01/24

    2,680,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,          7/04 at 102           Aaa              2,841,818
                 1994 Issue D (Federally Insured or Guaranteed Mortgage Loans),
                 6.750%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.4%

    8,000,000   Industrial Development Authority of Loudoun County, Virginia,       6/05 at 102           AAA              8,461,920
                 Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                 5.800%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 3.3%

   10,000,000   Public Utility District No. 1 of Chelan County, Washington,        No Opt. Call           AAA              2,025,100
                 Columbia River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/29

    2,515,000   Public Utility District No. 1 of Douglas County, Washington,        9/00 at 102            A+              2,664,718
                 Wells Hydro-Electric Revenue Bonds, Series of 1990,
                 7.800%, 9/01/18 (Alternative Minimum Tax)

    4,250,000   Public Utility District No. 1 of Snohomish County, Washington,     No Opt. Call           AAA              4,647,163
                 Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16

   19,750,000   Washington Health Care Facilities Authority, Revenue Bonds,        12/99 at 102           AAA             20,561,330
                 Series 1989 (Group Health Cooperative of Puget Sound, Seattle),
                 7.200%, 12/01/15

    8,000,000   Washington Health Care Facilities Authority, Revenue Bonds,        11/08 at 101           Aaa              7,931,600
                 Series 1998 (Swedish Health Services), 5.125%, 11/15/18

   14,300,000   Washington Health Care Facilities Authority, Revenue Bonds,        10/08 at 101           Aaa             13,694,395
                 Series 1998 (Children's Hospital and Regional Medical Center),
                 5.000%, 10/01/28

    4,100,000   Washington Public Power Supply System, Nuclear Project No. 1        7/02 at 102           Aaa              4,443,457
                 Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/17

    8,500,000   Washington Public Power Supply System, Nuclear Project No. 3        7/03 at 102           AAA              8,788,660
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   10,000,000   The County Commission of Harrison County, West Virginia,            5/03 at 102            A+             10,611,700
                 Solid Waste Disposal Revenue Bonds (West Penn Power Company-
                 Harrison Station Project), Series B, 6.300%, 5/01/23
                 (Alternative Minimum Tax)

    4,100,000   West Virginia Water Development Authority, Water Development       11/01 at 102           AAA              4,479,168
                 Revenue Refunding Bonds (Loan Program), 1991 Series A,
                 7.000%, 11/01/25

    5,050,000   State of West Virginia, University of West Virginia Board           5/02 at 100           AAA              5,493,693
                 of Trustees, Dormitory Revenue Bonds (West Virginia University
                 Project), 1992 Series A, 6.750%, 5/01/17 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.7%

    8,270,000   Wisconsin Housing and Economic Development Authority,               1/02 at 102           AAA              8,847,990
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

    8,150,000   Wisconsin Health and Educational Facilities Authority, Revenue      8/01 at 102           AAA              8,921,072
                 Bonds, Series 1991 (St. Luke's Medical Center Project),
                 7.100%, 8/15/19 (Pre-refunded to 8/15/01)

   17,710,000   Wisconsin Health and Educational Facilities Authority,             12/01 at 102           AAA             19,419,362
                 Revenue Bonds, Series 1991-B (Novus Health Group),
                 6.750%, 12/15/20 (Pre-refunded to 12/15/01)

   15,000,000   Wisconsin Health and Educational Facilities Authority, Revenue      2/07 at 102           AAA             15,843,600
                 Bonds, Series 1997 (Marshfield Clinic Project), 5.750%, 2/15/27
------------------------------------------------------------------------------------------------------------------------------------
$1,899,069,000  Total Investments - (cost $1,713,057,784) - 94.9%                                                      1,852,514,895
==============

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.0%

$     400,000   Moffat County Pollution Control Revenue (Pacificorp Projects),                         VMIG-1        $       400,000
                 AMBAC Variable Rate Demand Bonds, 4.250%, 5/01/13+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.1%                                                                     98,820,948
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $ 1,951,735,843
                ====================================================================================================================


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                            April 30,1999
                            (Unaudited)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.6%

$   2,250,000   BMC Special Care Facilities Financing Authority of the City of      1/02 at 100           AAA        $     2,367,563
                 Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical Center),
                 5.750%, 1/01/22

    3,000,000   BMC Special Care Facilities Financing Authority of the City of     12/02 at 102           AAA              3,321,090
                 Montgomery, Revenue Bonds, Series 1992-B (Baptist Medical Center),
                 6.700%, 12/01/10

                West Morgan-East Lawrence Water Authority, Water Revenue Bonds,
                Series 1996:
    1,000,000     5.625%, 8/15/21                                                   8/06 at 102           AAA              1,054,660
      400,000     5.625%, 8/15/25                                                   8/06 at 102           AAA                422,172


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.3%

    5,555,000   Sebastian County (Arkansas), Community Junior College District,     4/07 at 101           Aaa              5,859,136
                 General Obligation Refunding and Improvement Bonds, Series 1997,
                 5.600%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                California - 18.4%

    4,000,000   State of California Veterans General Obligation Bonds, Series BH,  12/08 at 101           AAA              4,093,760
                 5.400%, 12/01/16 (Alternative Minimum Tax)

    1,090,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt     No Opt. Call           AAA              1,278,712
                 Mortgage Obligations, 1994 Series A, Subseries I, 7.150%, 12/30/24
                 (Alternative Minimum Tax)

      580,000   Housing Authority of the County of Kern, Guaranteed Tax-Exempt     No Opt. Call           AAA                671,739
                 Mortgage Obligations, 1994 Series A, Subseries III, 7.450%, 6/30/25
                 (Alternative Minimum Tax)

    5,990,000   La Verne - Grand Terrace Housing Finance Agency, Single Family     No Opt. Call           AAA              8,952,834
                 Residential Mortgage Revenue Bonds, 1984 Series A, 10.250%, 7/01/17

    5,840,000   Lancaster Redevelopment Agency, Lancaster Residential               8/01 at 102           AAA              6,236,536
                 Redevelopment Project Area, Tax Allocation Refunding Bonds,
                 Issue of 1992, 6.100%, 8/01/19

    5,040,000   Northern California Power Agency, Hydroelectric Project Number     No Opt. Call           AAA              6,454,022
                  One, Revenue Bonds, 1992 Refunding Series A, 10.000%, 7/01/04

    5,000,000   Ontario Redevelopment Financing Authority (San Bernardino County,  No Opt. Call           AAA              6,747,600
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

    1,340,000   Pomona Public Financing Authority, California, 1992 Revenue Bonds,  7/02 at 102           AAA              1,450,510
                 Series A (Water Treatment Project), 6.100%, 7/01/17

    8,880,000   City of Pomona, California, Single Family Mortgage Revenue         No Opt. Call           AAA             11,572,150
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed Securities),
                 Series 1990B, 7.500%, 8/01/23

   10,305,000   City of San Bernardino, California, Single Family Mortgage Revenue No Opt. Call           AAA             13,088,999
                 Refunding Bonds (GNMA Mortgage-Backed Securities), Series 1990A,
                 7.500%, 5/01/23

   14,755,000   County of San Bernardino, California, Single Family Mortgage       No Opt. Call           AAA             19,373,905
                 Revenue Bonds (GNMA Mortgage-Backed Securities), 1988 Series A,
                 8.300%, 9/01/14 (Alternative Minimum Tax)

    2,000,000   City of Santa Barbara, California, Certificates of Participation    4/02 at 102           AAA              2,179,180
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.3%

    1,225,000   Summit School District RE-1, Summit County, Colorado, General      12/04 at 100           AAA              1,397,933
                 Obligation Improvement Bonds, Series 1994, 6.700%, 12/01/14
                 (Pre-refunded to 12/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 7.6%

                Miami-Dade County, Florida, Subordinate Special Obligation Refunding
                Bonds, Series 1997A:
    8,500,000     0.000%, 10/01/19                                             4/08 at 55 13/32           AAA              2,925,020
   27,000,000     0.000%, 10/01/21                                             4/08 at 49 17/32           AAA              8,265,240
    8,775,000     0.000%, 10/01/22                                             4/08 at 46 13/16           AAA              2,536,063
   17,455,000     0.000%, 10/01/24                                             4/08 at 41 13/16           AAA              4,493,615
   35,370,000     0.000%, 10/01/26                                              4/08 at 37 5/16           AAA              8,088,412

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida (continued)

$   6,750,000   Polk County Industrial Development Authority, Industrial            9/02 at 103           AAA        $     7,386,863
                 Development Variable Rate Revenue Bonds, 1985 Series 2
                 (Winter Haven Hospital Project), 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.6%

                Development Authority of Burke County, Georgia, Pollution Control
                Revenue Bonds (Oglethorpe Power Corporation-Vogtle Project),
                Series 1992:
    3,555,000     7.800%, 1/01/08 (Pre-refunded to 1/01/03)                         1/03 at 103           AAA              4,136,420
   10,000,000     8.000%, 1/01/15 (Pre-refunded to 1/01/03)                         1/03 at 103           AAA             11,703,400


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.2%

   10,000,000   City of Chicago, Illinois, General Obligation Adjustable        7/02 at 101 1/2           AAA             11,087,400
                 Rate Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

    8,200,000   Board of Education of the City of Chicago, General Obligation      No Opt. Call           AAA              9,493,468
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

   10,000,000   City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,    1/09 at 101           AAA              9,528,500
                 Series 1998B, 5.000%, 1/01/35

   10,150,000   Onterie Center Housing Finance Corporation (An Illinois Not for     7/02 at 102           AAA             10,851,365
                 Profit Corporation), Mortgage Revenue Refunding Bonds, Series 1992A
                 (FHA-Insured Mortgage Loan-Onterie Center Project), 7.050%, 7/01/27

    3,225,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,       No Opt. Call           AAA              4,387,580
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/09

    4,000,000   Public Building Commission of St. Clair County, Illinois, Public   12/02 at 102           AAA              4,345,280
                 Building Revenue Bonds, Series 1992, 6.350%, 12/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.7%

    5,375,000   Indiana Health Facility Financing Authority, Hospital Revenue       5/02 at 102           AAA              5,803,065
                 Refunding and Improvement Bonds, Series 1992 (Community
                 Hospitals Projects), 6.400%, 5/01/12

    7,000,000   Southwest Allen Multi-School Building Corporation, First Mortgage   1/02 at 101           AAA              7,502,250
                 Refunding Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09

    3,000,000   Wheeler-Union Township School Building Corporation (Porter County,  1/07 at 102           AAA              3,169,770
                 Indiana), First Mortgage Bonds, Series 1997A, 5.625%, 1/15/15


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.6%

    6,500,000   County of Daviess, Kentucky, Insured Hospital Revenue Bonds         8/02 at 102           AAA              7,054,710
                 (ODCH, Inc. Project), 1992 Series A, 6.250%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.2%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
    5,000,000     6.375%, 2/01/12 (Pre-refunded to 2/01/03)                         2/03 at 102           AAA              5,533,750
    4,000,000     6.450%, 2/01/22 (Pre-refunded to 2/01/03)                         2/03 at 102           AAA              4,443,360


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.6%

    3,000,000   Framingham Housing Authority, GNMA Collateralized Mortgage Revenue  8/01 at 102           AAA              3,178,710
                 Bonds (Beaver Terrace Apartments), 6.650%, 2/20/32

    8,335,000   Massachusetts Health and Educational Facilities Authority, Revenue  7/02 at 102           AAA              9,112,322
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25

    8,270,000   Massachusetts Housing Finance Authority, Single Family Housing      6/08 at 101           AAA              8,404,801
                 Revenue Bonds, Series 59, 5.500%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.5%

    2,000,000   Paw Paw Public Schools, County of Van Buren, State of Michigan,     5/05 at 100           AAA              2,172,480
                 1995 School Building and Site Bonds, 5.625%, 5/01/25
                 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    1,650,000   Minnesota Housing Finance Agency, Rental Housing Bonds,             2/05 at 102           AAA              1,734,431
                 1995 Series D, 5.950%, 2/01/18

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                Mississippi - 0.5%

$   1,900,000   Mississippi Home Corporation, Single Family Senior Revenue          9/00 at 103           AAA        $     2,011,530
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.0%

    7,495,000   The Industrial Development Authority of Jefferson County, Missouri, 8/07 at 100           AAA             10,916,018
                 Housing Revenue Bonds (Richardson Road Apartments Project),
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded to 8/15/07)

    2,250,000   The Industrial Development Authority of University City, Missouri, 12/05 at 102           AAA              2,353,118
                 Multifamily Housing Revenue  Refunding Bonds (GNMA Collateralized-
                 Canterbury Gardens Project), Series 1995A, 6.000%, 12/20/30


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 3.2%

   13,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue 3/02 at 102           AAA             14,104,870
                 Refunding Bonds (Puget Sound, Power and Light Company-Colstrip
                 Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.6%

    2,500,000   Nebraska Investment Finance Authority, Multifamily Housing Revenue 10/07 at 101           AAA              2,607,400
                  Bonds (Cambury Hills Apartments Project), Series 1997,
                 5.875%, 10/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.7%

   10,250,000   Humboldt County, Nevada, Variable Rate Demand Pollution Control     5/02 at 102           AAA             11,166,863
                 Refunding Revenue Bonds (Sierra Pacific Power Company Project),
                 Series 1987, 6.550%, 10/01/13

    5,050,000   Washoe County, Nevada, Variable Rate Demand Gas and Water           7/02 at 102           AAA              5,463,949
                 Facilities Refunding Revenue Bonds (Sierra Pacific Power Company
                 Project), Series 1987, 6.300%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.7%

    3,000,000   New Hampshire Higher Educational and Health Facilities Authority,  10/06 at 102           AAA              3,243,990
                 Hospital Revenue Bonds, Concord Hospital Issue, Series 1996,
                 6.000%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.4%

    6,000,000   The Union County Utilities Authority (New Jersey), Solid Waste      6/08 at 101           AAA              6,143,400
                 Bonds, County Deficiency Agreement, Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 5.1%

    7,645,000   Metropolitan Transportation Authority, Transit Facilities Revenue  No Opt. Call           AAA              9,691,643
                 Bonds, Series J, 9.100%, 7/01/05

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
    6,925,000     6.625%, 8/01/14 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2           AAA              7,648,940
       75,000     6.625%, 8/01/14                                               8/02 at 101 1/2           AAA                 82,403

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Subseries C-1:
    4,950,000     6.625%, 8/01/15 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2           AAA              5,467,473
       50,000     6.625%, 8/01/15                                               8/02 at 101 1/2           AAA                 54,694


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

    2,690,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding        2/07 at 102           AAA              2,789,745
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.500%, 2/15/27


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.4%

    6,900,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single        No Opt. Call           AAA              7,629,537
                 Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)

    3,000,000   Tulsa Industrial Authority, Multifamily Housing Revenue Refunding  11/05 at 103           Aaa              3,229,200
                 Bonds (GNMA Collateralized - Country Club of Woodland Hills
                 Development), Series 1995, 6.250%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.8%

    5,000,000   Allegheny County Hospital Development Authority, Health Center     11/08 at 101           Aaa              4,887,350
                 Revenue Refunding Bonds, Series 1998B (UPMC Health System),
                 5.000%, 11/01/18

   19,140,000   Montgomery County Industrial Development Authority, Pollution       6/02 at 102           AAA             20,890,736
                 Control Revenue Refunding Bonds, 1992 Series A (Philadelphia
                 Electric Company Project), 6.625%, 6/01/22

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 4.7%

$  11,750,000   Rhode Island Depositors Economic Corporation, Special Obligation    8/02 at 102           AAA        $    13,026,873
                 Bonds, 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

    8,290,000   Rhode Island Health and Educational Building Corporation, Higher    4/09 at 101           AAA              7,960,473
                 Education Facility Revenue Bonds, Johnson and Wales University
                 Issue, Series 1999, 5.000%, 4/01/29


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 2.3%

    9,450,000   South Carolina Public Service Authority, Santee Cooper Revenue      7/02 at 102           AAA             10,424,673
                 Bonds, 1991 Series D, 6.500%, 7/01/24 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.5%

    2,100,000   South Dakota Health and Educational Facilities Authority,           8/03 at 102           AAA              2,180,766
                 Vocational Education Program Revenue Bonds, Series 1993B,
                 5.700%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.3%

    5,000,000   Brazos River Authority (Texas), Collateralized Pollution Control    4/03 at 102           AAA              5,347,300
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1993A, 6.050%, 4/01/25 (Alternative Minimum Tax)

    1,545,000   Corpus Christi (Texas), Housing Finance Corporation, Single Family  7/01 at 103           AAA              1,677,267
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

    1,355,000   City of El Paso (Texas), Property Finance Authority, Inc.,          6/02 at 103           Aaa              1,451,151
                 Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1992A, 8.700%, 12/01/18 (Alternative Minimum Tax)

    5,210,000   Harris County (Texas), Toll Road Senior Lien Revenue Refunding      8/02 at 102           AAA              5,761,322
                 Bonds, Series 1992A,  6.500%, 8/15/17 (Pre-refunded to 8/15/02)

    1,600,000   Harris County (Texas), Toll Road Senior Lien Revenue Refunding      8/99 at 100           AAA              1,615,152
                  Bonds, Series 1992B, 6.625%, 8/15/17

    3,145,000   Rio Grande Valley Health Facilities Development Corporation         8/02 at 102           AAA              3,425,251
                 (Texas), Hospital Revenue Bonds (Valley Baptist Medical Center
                 Project), Series 1992A, 6.375%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.2%

    4,750,000   Puyallup School District No. 3, Pierce County, Washington,         12/02 at 100           AAA              5,235,160
                 Unlimited Tax General Obligation and Refunding Bonds,
                 1992 Series A, 6.700%, 12/01/09 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.5%

    6,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds        6/02 at 102           AAA              6,578,400
                 (Appalachian Power Company Project), Series I, 6.850%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------
$ 463,375,000   Total Investments - (cost $403,118,861) - 98.5%                                                          438,927,423
=============
                Other Assets Less Liabilities - 1.5%                                                                       6,721,447
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   445,648,870
                ====================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Portfolio of Investments
                            Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                            April 30, 1999
                            (Unaudited)
   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.1%

$  10,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement        2/09 at 101           AAA        $     9,644,100
                 Warrants, Series 1999-A, 5.000%, 2/01/33

    2,500,000   City of Mobile, Alabama, General Obligation Refunding Warrants,     2/06 at 102           AAA              2,676,850
                 Series 1996, 5.750%, 2/15/16

    1,600,000   City of Northport, Alabama, General Obligation Warrants,            3/06 at 102           AAA              1,702,240
                 Series 1996-B, 5.700%, 3/01/21

    2,000,000   City of Scottsboro, Alabama, General Obligation School Warrants,    7/06 at 102           AAA              2,163,360
                 Series 1996-B, 5.750%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.4%

    3,370,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,         6/06 at 102           AAA              3,585,208
                 1996 Series A, 6.050%, 12/01/17

                Municipality of Anchorage, Alaska, 1999 General Obligation
                General Purpose and General Obligation Refunding General Purpose
                Bonds, Series A:
    1,500,000     5.000%, 4/01/16                                                   4/09 at 100           AAA              1,499,085
    2,600,000     5.000%, 4/01/19                                                   4/09 at 100           AAA              2,559,622

    3,000,000   Municipality of Anchorage, Alaska, 1989 General Obligation          6/99 at 100           AAA              3,007,860
                 Refunding Water Bonds, 6.250%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.3%

    2,335,000   Board of Trustees of Arkansas, State University, Consolidated       4/07 at 101           AAA              2,330,003
                 Building System Revenue Bonds, Series 1999, 5.100%, 4/01/24 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                California - 7.9%

    6,450,000   California Housing Finance Agency, Multi-Unit Rental Housing        2/03 at 102           Aa2              6,786,303
                 Revenue Bonds, 1992 Series A,  6.625%, 2/01/24
                 (Alternative Minimum Tax)

    6,500,000   California Housing Finance Agency, Multifamily Housing Revenue      2/07 at 102           AAA              6,822,985
                 Bonds III, 1997 Series A, 5.950%, 8/01/28 (Alternative Minimum Tax)

    2,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,     8/07 at 102           AAA              2,672,300
                 1996 Series D, 6.150%, 8/01/28 (Alternative Minimum Tax)

   10,355,000   State of California, Various Purpose General Obligation Bonds,     No Opt. Call           AAA             13,267,862
                 11.000%, 8/01/03

    5,000,000   Irvine Public Facilities Infrastructure Authority, California,      9/09 at 102           AAA              4,955,650
                  Assessment Revenue Bonds, Series A, 5.050%, 9/02/22

    3,000,000   M-S-R Public Power Agency, California, San Juan Project Revenue     7/03 at 102           AAA              3,262,650
                 Bonds, Series F, 6.000%, 7/01/20

                Modesto Irrigation District, California, Certificates of Participation
                (Refunding and Capital Improvements), Series 1999A:
    3,320,000     0.000%, 7/01/17                                              7/09 at 67 21/32           AAA              1,314,886
    3,325,000     0.000%, 7/01/18                                              7/09 at 63 31/32           AAA              1,242,287
    3,320,000     0.000%, 7/01/19                                              7/09 at 60 15/32           AAA              1,169,005
    3,320,000     0.000%, 7/01/20                                                7/09 at 57 3/8           AAA              1,105,494
    3,320,000     0.000%, 7/01/21                                               7/09 at 54 7/16           AAA              1,045,070

    3,500,000   Northern California Power Agency, Hydroelectric Project Number      7/03 at 102           AAA              3,628,310
                 One Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16

    6,850,000   County of Orange, California, 1996 Recovery Certificates of         7/06 at 102           AAA              7,438,484
                 Participation, Series A, 6.000%, 7/01/26

                San Leandro Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Ashland
                Village Apartments, Section 8 Assisted Project):
    1,685,000     6.550%, 1/01/12                                                   1/02 at 102           AAA              1,770,244
    5,100,000     6.650%, 1/01/25                                                   1/02 at 102           AAA              5,357,499


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.4%

      850,000   Adams County, Colorado, Pollution Control Refunding Revenue Bonds   1/09 at 101           AAA                849,210
                 (Public Service Company of Colorado Projects), Series 1999,
                 5.100%, 1/01/19

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

$   9,425,000   Town of Castle Rock, Colorado, Multifamily Housing Revenue Bonds   12/06 at 101           AAA        $     9,990,217
                 (The Pines at Castle Rock  (Phase II) Project), 1996 Series A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)

   19,805,000   City and County of Denver, Colorado, Airport System Revenue Bonds, 11/08 at 101           AAA             19,086,079
                 Series 1998B, 5.000%, 11/15/25 (Alternative Minimum Tax)

   13,000,000   Pueblo County, Colorado, Pollution Control Refunding Revenue Bonds  1/09 at 102           AAA             12,987,910
                 (Public Service Company of Colorado Projects), Series 1999,
                 5.100%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 5.0%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation        No Opt. Call           AAA              5,369,700
                 Refunding Bonds, Series 1993B, 5.500%, 6/01/12

      245,000   District of Columbia (Washington D.C.), General Obligation         No Opt. Call           AAA                287,735
                 Refunding Bonds, 1994 Series A-1, 6.500%, 6/01/09

    4,755,000   District of Columbia (Washington, D.C.), General Obligation        No Opt. Call           AAA              5,487,698
                 Refunding Bonds, Series 1994A, 6.500%, 6/01/09

    5,000,000   District of Columbia, Hospital Improvement and Refunding Revenue    7/02 at 102           AAA              5,406,750
                 Bonds (Childrens Hospital Issue), Series 1992A, 6.250%, 7/15/19

    3,775,000   District of Columbia Housing Finance Agency, Collateralized Single  6/03 at 102           AAA              3,956,729
                 Family Mortgage Revenue Bonds, Series 1990C-4, 6.350%, 12/01/24
                 (Alternative Minimum Tax)

    4,030,000   District of Columbia Housing Finance Agency, Mortgage Revenue       7/03 at 102           AAA              4,161,499
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-Southview
                 Apartments II, Section 8 Assisted Project), 6.000%, 1/01/25

                Washington Convention Center Authority (Washington, D.C.),
                Senior Lien Dedicated Tax Revenue Bonds, Series 1998:
    4,885,000     5.000%, 10/01/18                                                 10/08 at 101           AAA              4,792,576
   10,000,000     5.000%, 10/01/21                                                 10/08 at 101           AAA              9,730,200


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

   10,000,000   Miami-Dade County, Florida, Subordinate Special Obligation Bonds,   4/08 at 102           AAA              9,741,400
                 Series 1997B, 5.000%, 10/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.5%

      645,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage 9/06 at 102           AAA                682,874
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)

    3,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,       1/04 at 102           AAA              3,239,460
                 Series EE, 6.000%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 20.0%

    2,500,000   City of Aurora, Kane, DuPage, Kendall and Will Counties, Illinois,  1/05 at 100           AAA              2,725,425
                 General Obligation Corporate Purpose Bonds, Series 1996,
                 5.800%, 1/01/14 (Pre-refunded to 1/01/05)

                Village of Bolingbrook, Illinois, General Obligation Bonds, Series 1997:
    2,190,000     0.000%, 1/01/21                                              1/08 at 47 29/32           AAA                656,321
    2,195,000     0.000%, 1/01/22                                               1/08 at 45 3/16           AAA                620,000
    2,195,000     0.000%, 1/01/23                                                1/08 at 42 1/2           AAA                582,904
    2,195,000     0.000%, 1/01/24                                               1/08 at 40 3/32           AAA                549,299
    2,195,000     0.000%, 1/01/25                                              1/08 at 37 27/32           AAA                517,625
    2,195,000     0.000%, 1/01/26                                              1/08 at 35 11/16           AAA                486,785

                Village of Bolingbrook, Illinois, General Obligation Bonds,
                Series 1999C Refunding:
    2,505,000     0.000%, 1/01/21 (WI)                                             No Opt. Call           AAA                809,766
    2,930,000     0.000%, 1/01/22 (WI)                                             No Opt. Call           AAA                897,078

    1,500,000   City of Chicago, General Obligation Bonds, Series 1995,             7/05 at 102           AAA              1,695,705
                 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

                City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
    1,100,000     6.100%, 1/01/08 (Alternative Minimum Tax)                         1/04 at 102           AAA              1,190,926
    2,750,000     6.250%, 1/01/14 (Alternative Minimum Tax)                         1/04 at 102           AAA              2,988,453

    9,000,000   City of Chicago, Chicago-OHare International Airport, International 1/02 at 102           AAA              9,745,020
                 Terminal Special Revenue Bonds, Series 1992, 6.750%, 1/01/18
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   8,235,000   City of Chicago, Illinois, Chicago-OHare International Airport,     1/05 at 102           AAA        $     9,138,380
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15

                The County of Cook, Illinois, General Obligation Bonds,
                Series 1992A:
    4,815,000     6.500%, 11/15/12 (Pre-refunded to 11/15/02)                      11/02 at 102           AAA              5,354,232
   30,000,000     6.600%, 11/15/22 (Pre-refunded to 11/15/02)                      11/02 at 102           AAA             33,458,400

    3,000,000   Community College District No. 508, Cook County, Illinois,         No Opt. Call           AAA              3,760,740
                 Certificates of Participation, 8.750%, 1/01/06

    2,000,000   Illinois Development Finance Authority, Mortgage Revenue Refunding  7/07 at 102           Aaa              2,090,700
                 Bonds, Series 1997A (FHA-Insured Mortgage Loans, Section 8
                 Assisted Projects), 5.750%, 7/01/18

                Illinois Development Finance Authority, School District Program Revenue
                Bonds, Series 1995 (Indian Prairie Community Unit School District
                Number 204 Project):
    3,635,000     7.750%, 12/30/03                                                 No Opt. Call           AAA              4,238,010
    4,340,000     7.750%, 12/30/04                                                 No Opt. Call           AAA              5,164,123

    1,950,000   Illinois Health Facilities Authority, Health Facilities Refunding  No Opt. Call           AAA              2,312,076
                 Revenue Bonds (SSM Health Care), Series 1992AA, 6.550%, 6/01/14

                Illinois Health Facilities Authority, Revenue Bonds (Lutheran General
                HealthSystem), Series 1993A:
    4,355,000     6.125%, 4/01/12                                                  No Opt. Call           AAA              4,796,336
    5,000,000     6.250%, 4/01/18                                                  No Opt. Call           AAA              5,531,150

    5,000,000   Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue  2/06 at 102           AAA              5,349,900
                  Bonds (Sinai Health System), Series 1996, 6.000%, 2/15/24

    3,765,000   Illinois Housing Development Authority, Housing Development Bonds,  1/04 at 102            A+              3,904,719
                 1993 Series A, 6.000%, 7/01/18

    1,770,000   Illinois Health Facilities Authority, Revenue Bonds (Elmhurst       1/02 at 102           AAA              1,913,317
                 Memorial Hospital), Series 1991, 6.625%, 1/01/22

    4,000,000   The Illinois State Toll Highway Authority, Toll Highway Priority    1/03 at 102           AAA              4,403,320
                 Revenue Bonds, 1992 Series A, 6.200%, 1/01/16
                 (Pre-refunded to 1/01/03)

   13,825,000   School District Number 46, Kane, Cook and DuPage Counties,         No Opt. Call           Aaa             17,844,757
                 Illinois (Elgin School District Number U-46), School Bonds,
                 Series 1997, 7.800%, 1/01/12

    2,600,000   Community Unit School District Number 115, Kendall and Kane        No Opt. Call           AAA              3,027,518
                 Counties, Illinois (Yorkville), School Bonds, Series 1996, 7.000%, 1/01/07

    4,035,000   Community Consolidated School District Number 41 (Lake Villa),     No Opt. Call           AAA              5,736,075
                 Lake County, Illinois, General Obligation School Bonds, Series 1997,
                 8.750%, 11/01/14

    4,035,000   Community High School District No. 157, McHenry and Lake           No Opt. Call           AAA              5,957,597
                 Counties, Illinois (Richmond-Burton), General Obligation School Bonds,
                 Series 1998, 9.000%, 12/01/17

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
    6,335,000     6.500%, 6/15/22 (Pre-refunded to 6/15/03)                         6/03 at 102           AAA              7,104,703
      165,000     6.500%, 6/15/22                                                   6/03 at 102           AAA                182,305

    3,190,000   City of Peoria, City of Moline and City of Freeport, Illinois,     10/05 at 105           AAA              3,591,812
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.7%

    1,000,000   Fort Wayne South Side School Building Corporation, First Mortgage   1/04 at 102           AAA              1,111,240
                 Bonds, Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)

    2,220,000   Indiana Municipal Power Agency, Power Supply System Revenue         1/03 at 102           AAA              2,405,459
                 Bonds, 1993 Series A, 6.125%, 1/01/19

    9,770,000   Northwest Allen Building Corporation, First Mortgage Bonds,         6/05 at 102           AAA             10,220,104
                 Series 1995, Allen County, Indiana, 5.500%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.5%

    1,465,000   City of Olathe, Kansas and Labette County, Kansas, Collateralized   2/05 at 105           Aaa              1,641,650
                 Single Family Mortgage Refunding Revenue Bonds, Series A-I,
                 8.100%, 8/01/23 (Alternative Minimum Tax)

    2,125,000   Sedwick County and Shawnee County, Kansas, Collateralized Single   11/04 at 105           Aaa              2,376,536
                 Family Mortgage Refunding Revenue Bonds, Series A-II,
                 8.050%, 5/01/24 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.9%

$  15,000,000   County of Jefferson, Kentucky, Health System Revenue Bonds,        10/08 at 101           AAA        $    14,926,350
                 Series 1998 (Alliant Health System, Inc.), 5.125%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.9%

    4,000,000   Maine Health and Higher Educational Facilities Authority, Revenue   7/09 at 101           AAA              3,814,720
                  Bonds, Series 1999A, 5.000%, 7/01/30 (WI)

    3,250,000   Finance Authority of Maine, Electric Rate Stabilization Revenue     7/08 at 102           AAA              3,192,768
                 Refunding Bonds, Series 1998A (Penobscot Energy Recovery
                 Company, LP), 5.000%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.5%

    3,575,000   Maryland Transportation Authority, Special Obligation Revenue       7/04 at 102           AAA              3,639,672
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.4%

    5,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue,      4/03 at 102           AAA              5,306,600
                 6.150%, 10/01/15

    8,080,000   Massachusetts Housing Finance Agency, Single Family Housing         6/06 at 102           AAA              8,607,139
                 Revenue Bonds, Series 48, 6.350%, 6/01/26 (Alternative Minimum Tax)

    5,000,000   Massachusetts Housing Finance Agency, Single Family Housing         6/07 at 102           AAA              5,308,400
                 Revenue Bonds, Series 53, 6.150%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.8%

   10,000,000   Michigan State Housing Development Authority, Rental Housing        4/07 at 102           AAA             10,645,300
                 Revenue Bonds, 1997 Series A, 6.000%, 4/01/16 (Alternative Minimum Tax)

   10,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds         9/03 at 102           AAA             11,044,900
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.8%

    4,135,000   Minnesota Housing Finance Agency, Rental Housing Bonds,             2/05 at 102           AAA              4,346,588
                 1995 Series D, 5.950%, 2/01/18

    1,850,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,     1/06 at 102            AA              1,929,772
                 1996 Series H, 6.000%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 3.0%

    1,000,000   The Industrial Development Authority of the City of Hazelwood,      9/06 at 102           AAA              1,060,300
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - The Lakes Apartments Project), Series 1996,
                 6.000%, 9/20/16

    8,000,000   City of Kansas City, Missouri, General Improvement Airport          9/05 at 101           AAA              9,209,520
                 Refunding Revenue Bonds, Series 1995, 6.750%, 9/01/09

    4,500,000   Land Clearance for Redevelopment Authority of Kansas City,         12/05 at 102           AAA              4,824,630
                 Missouri, Lease Revenue Bonds (Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Project), Series 1995A,
                 5.900%, 12/01/18

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue     1/06 at 101           AAA              1,071,530
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.750%, 1/15/14

    1,030,000   Missouri Housing Development Commission, Multifamily Housing       12/06 at 102           AAA              1,089,143
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)

    3,415,000   Health and Educational Facilities Authority of the State of         2/02 at 102           AAA              3,676,487
                 Missouri, Health Facilities Revenue Bonds (Health Midwest),
                 Series 1992B, 6.250%, 2/15/22

    2,700,000   The Industrial Development Authority of the County of St. Louis,    4/07 at 102           AAA              2,881,116
                 Missouri, Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series 1997A,
                 6.050%, 4/20/27


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 3.4%

    2,905,000   Clark County, Nevada, General Obligation (Limited Tax)             No Opt. Call           AAA              3,269,955
                 (Additionally Secured with Pledged Revenues), Airport Bonds,
                 Series June 1, 1991, 10.000%, 6/01/01

    5,000,000   Clark County, Nevada, Industrial Development Revenue Bonds          6/02 at 102           AAA              5,437,650
                 (Nevada Power Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Nevada (continued)

                Clark County School District, Nevada, General Obligation
                (Limited Tax), School Improvement Bonds, Series May 1, 1995A:
$   7,295,000     7.250%, 6/15/03                                                  No Opt. Call           AAA        $     8,220,371
    8,320,000     7.250%, 6/15/04                                                  No Opt. Call           AAA              9,552,941


------------------------------------------------------------------------------------------------------------------------------------
                New York - 13.9%

                Long Island Power Authority (New York), Electric System General
                Revenue Bonds, Series 1998A:
   24,000,000     5.000%, 12/01/18                                                  6/08 at 101           AAA             23,777,040
   20,000,000     5.250%, 12/01/26                                                  6/08 at 101           AAA             20,310,000

   17,740,000   Long Island Power Authority (New York), Electric System General     4/08 at 101           AAA             17,043,350
                 Revenue Bonds, Series 1998B, 4.750%, 4/01/18

    4,090,000   Metropolitan Transportation Authority (New York), Commuter         No Opt. Call           AAA              5,118,022
                 Facilities Revenue Bonds, Series 1994A, 8.000%, 7/01/07

    5,000,000   Metropolitan Transportation Authority (New York), Transit          No Opt. Call           AAA              5,658,750
                 Facilities Revenue Bonds, Series K, 6.300%, 7/01/06

    4,985,000   Metropolitan Transportation Authority (New York), Transit          No Opt. Call           AAA              6,237,980
                 Facilities Revenue Bonds, Series O, 8.000%, 7/01/07

    4,000,000   The City of New York, General Obligation Bonds, Fiscal             No Opt. Call           AAA              4,838,880
                 1995 Series E, 8.000%, 8/01/05

    5,000,000   The City of New York, General Obligation Bonds, Fiscal          8/06 at 101 1/2           AAA             5,558,000"
                 1997 Series E, 6.000%, 8/01/08

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
      540,000     5.750%, 8/01/10 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2           AAA                582,082
    1,960,000     5.750%, 8/01/10                                               8/02 at 101 1/2           AAA              2,098,043

    5,230,000   Dormitory Authority of the State of New York, Maimonides Medical    2/06 at 102           AAA              5,631,664
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A,
                 5.750%, 8/01/14

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1995
                Series C:
    6,095,000     6.000%, 8/15/15 (Pre-refunded to 2/15/05)                         2/05 at 102           AAA              6,817,806
       55,000     6.000%, 8/15/15                                                   2/05 at 102           AAA                 59,937

                New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage
                Revenue Bonds, 1994 Series A:
    3,000,000     6.750%, 8/15/14 (Pre-refunded to 2/15/05)                         2/05 at 102           AAA              3,471,060
    2,500,000     6.800%, 8/15/24 (Pre-refunded to 2/15/05)                         2/05 at 102           AAA              2,898,950


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.4%

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Bonds, Series F of 1992:
    1,915,000     6.250%, 1/01/15 (Pre-refunded to 1/01/02)                         1/02 at 102           AAA              2,076,492
       85,000     6.250%, 1/01/15                                                   1/02 at 102           AAA                 91,197

    5,000,000   Fairfield City School District, County of Butler, Ohio, School     12/05 at 100           AAA              5,430,600
                 Improvement Bonds, Series 1995, 6.000%, 12/01/20

    4,660,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue         9/99 at 102           AAA              4,768,392
                 Bonds (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                 7.650%, 3/01/29 (Alternative Minimum Tax)

    5,500,000   Ohio Air Quality Development Authority, State of Ohio,              6/02 at 103           AAA              6,262,025
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1992 (The Cleveland Electric Illuminating Company
                 Project), 8.000%, 12/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.0%

    8,425,000   McGee Creek Authority (Oklahoma), Water Revenue Bonds,             No Opt. Call           AAA              9,566,672
                 Series 1992, 6.000%, 1/01/23

    6,000,000   Norman Regional Hospital Authority (Norman, Oklahoma), Hospital     9/01 at 102           AAA              6,552,000
                 Revenue Bonds, Series 1991, 6.900%, 9/01/21
                 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 3.3%

    3,715,000   Allegheny County Residential Finance Authority, Single Family      11/06 at 102           Aaa              3,967,843
                 Mortgage Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28
                 (Alternative Minimum Tax)

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$   6,000,000   Cambria County Industrial Development Authority, Pollution         11/05 at 102           AAA        $     6,422,220
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania
                 Electric Company Project),  5.800%, 11/01/20

    4,750,000   Lehigh County Industrial Development Authority, Pollution Control  11/02 at 102           AAA              5,209,230
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Power and
                 Light Company Project), 6.400%, 11/01/21

    1,000,000   Luzerne County Industrial Development Authority, Exempt Facilities 12/04 at 102           AAA              1,141,290
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

    2,680,000   The School District of Philadelphia, Pennsylvania, General         No Opt. Call           AAA              3,059,354
                 Obligation Refunding Bonds, Series A of 1995, 6.250%, 9/01/08

                University of Pittsburgh of the Commonwealth System of Higher
                Education, University Capital Project Bonds (Pennsylvania), 1992
                Series A:
    1,395,000     6.125%, 6/01/21 (Pre-refunded to 6/01/02)                         6/02 at 102           AAA              1,520,452
    4,105,000     6.125%, 6/01/21                                                   6/02 at 102           AAA              4,433,975


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.5%

    5,000,000   Charleston County, South Carolina Revenue Bonds, Series 1999A       8/09 at 101           AAA              4,878,200
                 (CareAlliance Health Services), 5.000%, 8/15/19

    6,500,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue  1/03 at 102           AAA              7,182,240
                 Bonds, 1992 Refunding Series, 6.300%, 1/01/22 (Pre-refunded to 1/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

    1,500,000   Knoxvilles Community Development Corporation, Multifamily Mortgage  7/03 at 101           AAA              1,563,510
                 Revenue Bonds (GNMA Mortgage-Backed Security Program-
                 Morningside Gardens Project), Series 1993, 6.200%, 7/20/28


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 3.2%

                State of Texas, Veterans Housing Assistance Bonds, Series 1993,
                General Obligation Bonds:
    7,330,000     6.800%, 12/01/23 (Alternative Minimum Tax)                       12/03 at 102           AAA              7,878,064
    1,460,000     6.800%, 12/01/23 (Alternative Minimum Tax)                       12/03 at 102            AA              1,566,069

    9,950,000   Tyler Health Facilities Development Corporation (Texas), Hospital  11/07 at 102           AAA             10,371,184
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997A, 5.600%, 11/01/27

    5,250,000   Tyler Health Facilities Development Corporation (Texas), Hospital   2/09 at 102           AAA              5,254,095
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997D (Remarketed), 5.375%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    3,600,000   State Board of Regents of the State of Utah, Student Loan Revenue  11/03 at 102           Aaa              3,776,976
                 Bonds, Series 1993B, 5.900%, 11/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    2,250,000   Virginia Housing Development Authority, Multifamily Housing         1/08 at 102           AAA              2,403,023
                 Revenue Bonds, Series B, 6.050%, 5/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.4%

    2,500,000   City of Tacoma, Washington, Sewer Revenue Bonds, 1995 Series B,    12/05 at 100           AAA              2,777,275
                 6.375%, 12/01/15

    8,100,000   Washington Health Care Facilities Authority, Revenue Bonds,         2/03 at 102           AAA              8,811,828
                 Series 1992 (Virginia Mason Obligated Group, Seattle),
                 6.300%, 2/15/17

    6,130,000   Washington Health Care Facilities Authority, Revenue Bonds,        11/02 at 102           AAA              6,767,459
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

    3,750,000   Washington Public Power Supply System, Nuclear Project              7/03 at 102           AAA              3,900,375
                 No. 1 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

   10,500,000   Washington Public Power Supply System, Nuclear Project No. 1        7/06 at 102           AAA             11,344,305
                 Refunding Revenue Bonds, Series 1996A (Bonneville Power
                 Administration), 5.750%, 7/01/11

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 1        7/07 at 102           AAA              2,044,420
                 Refunding Revenue Bonds, Series 1997A, 5.125%, 7/01/14

    6,295,000   Washington Public Power Supply System, Nuclear Project No. 3        7/03 at 102           AAA              6,508,778
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17

   Principal                                                                      Optional Call                               Market
       Amount   Description                                                         Provisions*     Ratings**                  Value
------------------------------------------------------------------------------------------------------------------------------------

                West Virginia - 2.8%

$  20,000,000   The County Commission of Pleasants County, West Virginia, Pollution 5/05 at 102           AAA        $    22,075,400
                 Control Revenue Bonds (Monongahela Power Company-Pleasants
                 Station Project), 1995 Series C, 6.150%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.0%

    2,000,000   Wisconsin Health and Educational Facilities Authority, Revenue      8/02 at 102           AAA              2,209,013
                 Bonds, Series 1992  (Childrens Hospital of Wisconsin, Inc.
                 Project), 6.500%, 8/15/10 (Pre-refunded to 8/15/02)

    5,000,000   Wisconsin Health and Educational Facilities Authority, Revenue      8/05 at 102           AAA              5,442,700
                 Bonds, Series 1995 (Mercy Health System Corporation),
                 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------

$ 742,540,000   Total Investments - (cost $733,465,426) - 98.2%                                                          773,271,932
=============
                Short-Term Investments - 0.9%
------------------------------------------------------------------------------------------------------------------------------------
$   6,700,000   New York City Municipal Water Finance Authority, Water And                             VMIG-1              6,700,000
=============    Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 Variable Rate Demand Bonds, 4.400%, 6/15/25+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       7,451,953
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   787,423,885
                ====================================================================================================================


All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1999
(Unaudited)
                                                                Insured              Insured             Premier            Insured
                                                                Quality          Opportunity      Insured Income    Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at
   market value (note 1)                                   $832,432,036       $1,852,514,895        $438,927,423        $773,271,932
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value
   (note 1)                                                  10,000,000              400,000                  --           6,700,000
 Cash                                                         2,475,974           69,644,757             884,631           4,298,731
 Receivables:
   Interest                                                  15,449,114           35,803,603           7,528,265          14,019,822
   Investments sold                                             219,243            1,857,790             190,463             247,582
 Other assets                                                    43,491               79,133              28,165              59,601
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          860,619,858        1,960,300,178         447,558,947         798,597,668
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                            5,387,502                   --                  --           7,860,949
 Accrued expenses:
   Management fees (note 6)                                     438,447              944,509             233,119             406,197
   Other                                                        519,557            1,073,398             193,395             577,079
 Preferred share dividends payable                               87,546              151,484              38,928              75,709
 Common share dividends payable                               2,890,018            6,394,944           1,444,635           2,253,849
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       9,323,070            8,564,335           1,910,077          11,173,783
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $851,296,788       $1,951,735,843        $445,648,870        $787,423,885
====================================================================================================================================
Preferred shares, at liquidation value                     $260,000,000       $  680,000,000        $140,000,000        $268,900,000
====================================================================================================================================
Preferred shares outstanding                                     10,400               27,200               5,600              10,756
====================================================================================================================================
Common shares outstanding                                    37,778,077           80,948,495          19,261,806          37,253,960
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)            $      15.65       $        15.71        $      15.87        $      13.92
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)
                                                                Insured              Insured             Premier            Insured
                                                                Quality          Opportunity      Insured Income   Premium Income 2
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                  $25,013,189          $54,513,079         $12,770,851        $20,988,573
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                     2,654,793            5,719,048           1,411,961          2,457,903
 Preferred shares - auction fees                                322,328              743,836             173,561            333,362
 Preferred shares - dividend disbursing agent fees               19,836               29,753               9,917             24,795
 Shareholders' servicing agent fees and expenses                 58,357               91,606              22,863             33,821
 Custodian's fees and expenses                                   54,210              102,846              35,394             52,107
 Directors'/Trustees' fees and expenses (note 6)                  4,040                8,874               2,112              3,696
 Professional fees                                               10,549               11,993               9,944             10,798
 Shareholders' reports - printing and mailing expenses           85,327              176,140              43,551             76,970
 Stock exchange listing fees                                     16,239               33,724              12,031             16,140
 Portfolio insurance expense                                     60,058              103,966                  --             13,461
 Investor relations expense                                      36,520               75,448              18,058             31,020
 Other expenses                                                  22,637               45,491              11,752             19,020
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                3,344,894            7,142,725           1,751,144          3,073,093
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        21,668,295           47,370,354          11,019,707         17,915,480
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)2,954,678           4,077,151           1,708,736           3,281,819
Net change in unrealized appreciation or
  depreciation of investments                               (11,855,089)         (26,336,702)         (7,136,520)       (10,309,314)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                             (8,900,411)         (22,259,551)         (5,427,784)        (7,027,495)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $12,767,884          $25,110,803         $ 5,591,923        $10,887,985
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                    Insured Quality                       Insured Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                                4/30/99             10/31/98             4/30/99           10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 21,668,295         $ 44,617,562        $ 47,370,354       $ 97,070,050
Net realized gain from investment transactions
  (notes 1 and 4)                                             2,954,678            6,071,593           4,077,151          4,892,106
Net change in unrealized appreciation or
  depreciation of investments                               (11,855,089)           7,097,066         (26,336,702)        17,252,534
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   12,767,884           57,786,221          25,110,803        119,214,690
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (17,316,814)         (35,204,129)        (38,299,915)       (77,561,303)
   Preferred shareholders                                    (3,184,521)          (9,554,564)         (8,557,115)       (20,642,256)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                       (4,753,670)            (453,849)         (3,264,852)                --
   Preferred shareholders                                    (1,322,344)             (19,266)           (864,520)                --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (26,577,349)         (45,231,808)        (50,986,402)       (98,203,559)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued
   to shareholders due to reinvestment of distributions       1,926,902            2,263,160           5,948,225          9,806,987
Preferred shares - net proceeds from sale of shares                  --                   --          79,074,482                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,926,902            2,263,160          85,022,707          9,806,987
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (11,882,563)          14,817,573          59,147,108         30,818,118
Net assets at beginning of period                           863,179,351          848,361,778       1,892,588,735      1,861,770,617
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $851,296,788         $863,179,351      $1,951,735,843     $1,892,588,735
===================================================================================================================================
Balance of undistributed net investment income at
  end of period                                            $  1,774,580         $    607,620      $    1,513,812     $    1,000,488
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
(Unaudited)
                                                                Premier Insured Income                 Insured Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                                4/30/99             10/31/98             4/30/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 11,019,707         $ 22,329,463        $ 17,915,480       $ 35,542,409
Net realized gain from investment transactions
  (notes 1 and 4)                                             1,708,736              980,248           3,281,819          5,306,267
Net change in unrealized appreciation or
  depreciation of investments                                (7,136,520)           6,160,462         (10,309,314)        14,400,072
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    5,591,923           29,470,173          10,887,985         55,248,748
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                       (8,653,377)         (17,721,831)        (13,522,287)       (27,350,824)
   Preferred shareholders                                    (1,980,432)          (4,817,384)         (4,012,910)        (9,249,566)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                         (772,125)            (400,607)                 --                 --
   Preferred shareholders                                      (208,292)            (110,068)                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (11,614,226)         (23,049,890)        (17,535,197)       (36,600,390)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to
  shareholders due to reinvestment of distributions           1,205,146              872,626             209,519                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (4,817,157)           7,292,909          (6,437,693)        18,648,358
Net assets at beginning of period                           450,466,027          443,173,118         793,861,578        775,213,220
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $445,648,870         $450,466,027        $787,423,885       $793,861,578
===================================================================================================================================
Balance of undistributed net investment income at
  end of period                                            $    681,454         $    295,556        $  1,095,451       $    715,168
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Insured Quality and Insured Premium Income 2 had outstanding delayed delivery and when-issued purchase commitments of $5,387,502 and $7,860,949, respectively. There were no such outstanding purchase commitments in either Insured Opportunity or Premier Insured Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of Preferred shares outstanding, by Series and in total, at April 30, 1999, is as follows:

                                                          Premier      Insured
                                Insured      Insured      Insured      Premium
                                Quality  Opportunity       Income     Income 2
------------------------------------------------------------------------------
Number of shares:
   Series M                       2,600        4,000           --        2,080
   Series T                       2,600        4,000           --        2,200
   Series W                       2,600        4,000           --        2,080
   Series W2                         --        3,200*          --           --
   Series Th                         --        4,000        2,800        2,200
   Series Th2                        --        4,000           --           --
   Series F                       2,600        4,000        2,800        2,196
------------------------------------------------------------------------------
Total                            10,400       27,200        5,600       10,756
==============================================================================

*Effective April 30, 1999, Insured Opportunity issued 3,200 Series W2 $25,000 stated value Preferred shares.

 Effective May 7, 1999, Insured Quality issued 2,320 Series Th $25,000 stated value Preferred shares.

 Effective June 18, 1999, Premier Insured issued 840 Series W $25,000 stated value Preferred shares.


Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                          Insured Quality          Insured Opportunity
-------------------------------------------------------------------------------------------
                                 Six Months Ended  Year Ended  Six Months Ended  Year Ended
                                          4/30/99    10/31/98           4/30/99    10/31/98
-------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                       120,648      140,631          360,616      606,60
===========================================================================================
                                     Premier Insured Income     Insured Premium Income 2
-------------------------------------------------------------------------------------------
                                 Six Months Ended  Year Ended  Six Months Ended  Year Ended
                                          4/30/99    10/31/98           4/30/99    10/31/98
-------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                        73,559      54,102            14,923          --
===========================================================================================

Insured Opportunity issued 3,200 Series W2 Preferred shares during the six months ended April 30, 1999.

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 15, 1999, as follows:

                                                          Premier      Insured
                                Insured      Insured      Insured      Premium
                                Quality  Opportunity       Income     Income 2
------------------------------------------------------------------------------
Dividend per share               $.0765       $.0775       $.0750       $.0605
==============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities for the six months ended April 30, 1999, were as follows:

                                                                          Premier      Insured
                                                Insured      Insured      Insured      Premium
                                                Quality  Opportunity       Income     Income 2
----------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities           $84,126,591 $201,025,021  $47,311,630 $131,610,313
   Temporary municipal securities            40,400,000  106,250,000   23,200,000   63,000,000
Sales and Maturities:
   Long-term municipal securities            91,460,920  205,086,169   45,203,687  134,369,332
   Temporary municipal securities            32,500,000  116,750,000   25,100,000   56,300,000
==============================================================================================

At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, the Funds' last fiscal year end, Insured Premium Income 2 had unused capital loss carryforwards of $16,029,037 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,918,696 of the carryforward will expire in the year 2002, $12,029,555 will expire in the year 2003 and $2,080,786 will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                                                                       Premier      Insured
                                             Insured      Insured      Insured      Premium
                                             Quality  Opportunity       Income     Income 2
-------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $59,545,680 $140,611,848  $36,290,198  $40,373,639
   depreciation                             (260,643)  (1,154,737)    (481,636)    (567,133)
-------------------------------------------------------------------------------------------
Net unrealized appreciation              $59,285,037 $139,457,111  $35,808,562  $39,806,506
===========================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .6500 of 1%
For the next $125 million                                           .6375 of 1
For the next $250 million                                           .6250 of 1
For the next $500 million                                           .6125 of 1
For the next $1 billion                                             .6000 of 1
For net assets over $2 billion                                      .5875 of 1
===============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At April 30, 1999, net assets consisted of:

                                                                                            Premier       Insured
                                                           Insured           Insured        Insured       Premium
                                                           Quality       Opportunity         Income      Income 2
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $260,000,000   $   680,000,000   $140,000,000  $268,900,000
Common shares, $.01 par value per share                    377,781           809,485        192,618       372,540
Paid-in surplus                                        526,936,533     1,125,881,159    267,258,184   490,091,220
Balance of undistributed net investment income           1,774,580         1,513,812        681,454     1,095,451
Accumulated net realized gain (loss) from
   investment transactions                               2,922,857         4,074,276      1,708,052   (12,841,832)
Net unrealized appreciation of investments              59,285,037       139,457,111     35,808,562    39,806,506
-----------------------------------------------------------------------------------------------------------------
Net assets                                            $851,296,788    $1,951,735,843   $445,648,870  $787,423,885
=================================================================================================================
Authorized shares:
   Common                                              200,000,000  200,000,000         200,000,000     Unlimited
   Preferred                                             1,000,000    1,000,000           1,000,000     Unlimited
=================================================================================================================

8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:
                                                                                     Premier      Insured
                                                           Insured      Insured     Insured       Premium
                                                           Quality  Opportunity       Income     Income 2
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                3%           1%           2%          1%
Health Care                                                     16           17           11          10
Housing/Multifamily                                              4            3            5           9
Housing/Single Family                                           11           11            5           6
Tax Obligation/General                                           7            3            2          17
Tax Obligation/Limited                                           7            4           16           8
Transportation                                                  11            9            5           9
U.S. Guaranteed                                                 22           31           35          14
Utilities                                                       17           15           17          23
Water and Sewer                                                  2            5            1           3
Other                                                           --            1            1          --
---------------------------------------------------------------------------------------------------------
                                                               100%         100%         100%        100%
=========================================================================================================

All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                  Financial Highlights
                  (Unaudited)
                  Selected data for a Common share outstanding throughout each period is as follows:
                                                  Investment Operations
                                                         Net
                                                         Realized/
                    Beginning          Net               Unrealized
                    Net Asset          Investment        Investment
                    Value              Income            Gain (Loss)      Total
Insured Quality
Year Ended 10/31:
    1999 (a)        $16.02             $ .57             $ (.23)          $  .34
    1998             15.68              1.18                .36             1.54
    1997             15.50              1.22                .28             1.50
    1996             15.79              1.24              (.12)             1.12
    1995             14.50              1.27              1.32              2.59
    1994             16.58              1.27             (2.04)             (.77)
Insured Opportunity
Year Ended 10/31:
    1999 (a)         16.04               .59              (.28)              .31
    1998             15.78              1.21               .28              1.49
    1997             15.54              1.23               .28              1.51
    1996             15.60              1.24               .02              1.26
    1995             14.04              1.25              1.60              2.85
    1994             16.24              1.24             (2.18)             (.94)
Premier Insured Income
Year Ended 10/31:
    1999 (a)         16.18               .57              (.28)              .29
    1998             15.84              1.16               .38              1.54
    1997             15.49              1.19               .36              1.55
    1996             15.53              1.19              (.03)             1.16
    1995             14.05              1.20              1.51              2.71
    1994             16.28              1.19             (2.21)            (1.02)
Insured Premium Income 2
Year Ended 10/31:
    1999 (a)         14.10               .48              (.19)              .29
    1998             13.60               .95               .53              1.48
    1997             13.04              1.00               .54              1.54
    1996             13.03               .99                --               .99
    1995             10.99              1.00              2.08              3.08
    1994             14.29               .98             (3.16)            (2.18)
                                                       Less Distributions
                  Net                Net                                                                 Organization and
                  Investment         Investment        Capital           Capital                         Offering Costs and
                  Income             Income            Gains             Gains                           Preferred Share
                  To Common          To Preferred      To Common         To Preferred                    Underwriting
                  Shareholders       Shareholders+     Shareholders      Shareholders+   Total           Discounts
Insured Quality
Year Ended 10/31:
    1999 (a)      $ (.46)            $(.08)            $(.13)            $(.04)          $ (.71)         $--
    1998            (.94)             (.25)             (.01)               --            (1.20)          --
    1997            (.98)             (.25)             (.07)             (.02)           (1.32)          --
    1996            (.98)             (.25)             (.14)             (.04)           (1.41)          --
    1995           (1.01)             (.29)               --                --            (1.30)          --
    1994           (1.04)             (.26)             (.01)               --            (1.31)          --
Insured Opportunity
Year Ended 10/31:
    1999 (a)        (.47)             (.11)             (.04)             (.01)            (.63)         (.01)
    1998            (.97)             (.26)               --                --            (1.23)          --
    1997            (.98)             (.26)             (.02)             (.01)           (1.27)          --
    1996            (.98)             (.26)             (.06)             (.02)           (1.32)          --
    1995            (.98)             (.31)               --                --            (1.29)          --
    1994           (1.00)             (.25)             (.01)               --            (1.26)          --
Premier Insured Income
Year Ended 10/31:
    1999 (a)        (.45)             (.10)             (.04)             (.01)            (.60)          --
    1998            (.92)             (.25)             (.02)             (.01)           (1.20)          --
    1997            (.94)             (.26)               --                --            (1.20)          --
    1996            (.94)             (.26)               --                --            (1.20)          --
    1995            (.94)             (.29)               --                --            (1.23)          --
    1994            (.96)             (.25)               --                --            (1.21)          --
Insured Premium Income 2
Year Ended 10/31:
    1999 (a)        (.36)             (.11)               --                --             (.47)          --
    1998            (.73)             (.25)               --                --             (.98)          --
    1997            (.73)             (.25)               --                --             (.98)          --
    1996            (.71)             (.27)               --                --             (.98)          --
    1995            (.75)             (.29)               --                --            (1.04)          --
    1994            (.78)             (.20)               --                --             (.98)         (.14)
                                                    Total Returns
                   Ending                                                             Ending
                   Net Asset        Ending          Based on       Based on Net       Net Assets
                   Value            Market Value    Market Value** Asset Value**      (000)
Insured Quality
Year Ended 10/31:
    1999 (a)       $15.65           $15.8750         5.38%          1.37%             $  851,297
    1998            16.02            15.6250         6.13           8.43                 863,179
    1997            15.68            15.6250        10.57           8.22                 848,362
    1996            15.50            15.1250         8.54           5.49                 839,304
    1995            15.79            15.0000        22.62          16.43                 849,583
    1994            14.50            13.1250       (19.13)         (6.43)                801,482
Insured Opportunity
Year Ended 10/31:
    1999 (a)       15.71            16.2500           .84           1.16               1,951,736
    1998           16.04            16.6250         12.03           7.99               1,892,589
    1997           15.78            15.7500         10.18           8.32               1,861,771
    1996           15.54            15.2500          9.77           6.50               1,837,731
    1995           15.60            14.8750         22.78          18.74               1,841,780
    1994           14.04            13.0000        (13.60)         (7.59)              1,717,023
Premier Insured Income
Year Ended 10/31:
    1999 (a)       15.87            16.0000         (2.29)          1.13                 445,649
    1998           16.18            16.8750         14.06           8.35                 450,466
    1997           15.84            15.6875         12.09           8.56                 443,173
    1996           15.49            14.8750          9.23           5.93                 436,134
    1995           15.53            14.5000         24.14          17.73                 436,920
    1994           14.05            12.5000        (14.53)         (8.06)                408,690
Insured Premium Income 2
Year Ended 10/31:
    1999 (a)       13.92            13.1250         (1.53)          1.31                 787,424
    1998           14.10            13.6875         16.35           9.28                 793,862
    1997           13.60            12.4375         15.45          10.15                 775,213
    1996           13.04            11.4380          6.95           5.70                 754,329
    1995           13.03            11.3750         23.46          26.20                 427,908
    1994           10.99            9.8750         (23.99)        (18.24)                385,692
                                           Ratios/Supplemental Data
                                        Ratio of Net                     Ratio of Net
                   Ratio of             Investment         Ratio of      Investment
                   Expenses to          Income to          Expenses to   Income to
                   Average              Average            Average Total Average Total
                   Net Assets           Net Assets         Net Assets    Net Assets       Portfolio
                   Applicable to        Applicable to      Including     Including        Turnover
                   Common Shares++      Common Shares++    Preferred++   Preferred++      Rate
Insured Quality
Year Ended 10/31:
    1999 (a)       1.13%*               7.33%*             .79%*         5.10%*           10%
    1998           1.13                 7.49               .79           5.21             16
    1997           1.15                 7.88               .79           5.44              8
    1996           1.17                 7.98               .80           5.50             33
    1995           1.19                 8.36               .81           5.73             30
    1994           1.19                 8.17               .82           5.64             22
Insured Opportunity
Year Ended 10/31:
    1999 (a)       1.12*                7.45*              .76*          5.07*            11
    1998           1.13                 7.60               .77           5.17             12
    1997           1.15                 7.92               .78           5.34              8
    1996           1.16                 8.01               .78           5.38             18
    1995           1.19                 8.43               .79           5.59             16
    1994           1.18                 8.14               .79           5.44             20
Premier Insured Income
Year Ended 10/31:
    1999 (a)       1.15*                7.21*              .79           4.96             10
    1998           1.16                 7.29               .79           5.00             10
    1997           1.17                 7.61               .80           5.18              4
    1996           1.18                 7.70               .80           5.22              3
    1995           1.20                 8.05               .81           5.40              5
    1994           1.20                 7.86               .81           5.30              4
Insured Premium Income 2
Year Ended 10/31:
    1999 (a)       1.19*                6.92*              .78*          4.57*            17
    1998           1.20                 6.89               .79           4.53             31
    1997           1.23                 7.55               .80           4.89             37
    1996           1.36                 7.53               .86           4.78             32
    1995           1.37                 8.29               .83           5.07             30
    1994           1.32                 7.67               .83           4.83             25

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

     Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

     Total returns are not annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and Income
European Value Fund
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Dividend and
Growth Fund

Income
Income Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.



Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

Logo:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-4-4-99